ABSOLUTE STRATEGIES FUND

SUPPLEMENT DATED DECEMBER 9, 2010, TO THE PROSPECTUS DATED AUGUST 1, 2010

Pursuant to action taken by the Board of Trustees (the “Board”) of Forum Funds (the “Trust”) at the December 3, 2010, meeting of the Trust, the following reflects the current Subadvisers to the Absolute Strategies Fund (the “Fund”).

The sub-section of the Prospectus on page 10 entitled “Subadvisers” in the section entitled “Management,” is replaced with the following:

Aronson+Johnson+Ortiz, LP, GMB Capital Management, LLC, Horizon Asset Management, Inc., Kovitz Investment Group, LLC, Longhorn Capital Partners, L.P., MetWest Asset Management, LLC, Mohican Financial Management, LLC, SSI Investment Management, Inc., St. James Investment Company, LLC, TWIN Capital Management, Inc., and Yacktman Asset Management Co. are the Subadvisers to the Fund.

The sub-section of the Prospectus entitled “The Adviser and Subadvisers” in the section entitled “Management,” is replaced with the following:

The Adviser and Subadvisers

Absolute Investment Advisers LLC, 350 Lincoln Street, Suite 216, Hingham, MA 02043, is the Fund’s investment adviser. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of June 30, 2010, Absolute had approximately $2.53 billion of assets under management.

Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund’s average annual daily net assets. For the Fund’s fiscal year ended March 31, 2010, Absolute received an advisory fee of 1.60% (net of waivers and expense reimbursements) of the average daily net assets of the Fund. Absolute pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement with the Fund. A discussion summarizing the basis on which the Board most recently approved the Advisory Agreement and the Subadvisory Agreements with Absolute and the Subadvisers is available in the Fund’s annual report for the period ended March 31, 2010.

Subject to the general supervision of the Board, Absolute is responsible for making the investment decisions for the Fund. Although Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers, Absolute retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Subadviser	Investment Strategy
Aronson+Johnson+Ortiz, LP 230 South Broad St, 20th Floor, Philadelphia, PA 19102	Dollar-Neutral Long/Short Equity
GMB Capital Management, LLC 225 Franklin Street, 26th Floor, Boston, MA 02110	Global Macro and Absolute Return
Horizon Asset Management, Inc. 470 Park Ave South, New York, NY 10016	Synthetic Short Sale & Distressed Debt
Kovitz Investment Group, LLC 115 South LaSalle Street, 27th Floor, Chicago, IL 60603	Fundamental Long/Short Equity

Subadviser	Investment Strategy
Longhorn Capital Partners, L.P. 1445 Ross Avenue, Suite 5000 Dallas, TX 75202	Global Long/Short Equity
MetWest Asset Management, LLC 865 S Figueroa Street, Los Angeles, CA 90017	Fixed Income & Distressed Debt
Mohican Financial Management, LLC 21 Railroad Avenue, Suite 35, Cooperstown, NY 13326	Small/Mid-Cap Convertible Arbitrage
SSI Investment Management, Inc. 9440 Santa Monica Blvd., 8th Floor Beverly Hills, CA 90210	Convertible Arbitrage & Market Neutral Equity
St. James Investment Company, LLC 2716 Fairmount Street Dallas, TX 75201	Concentrated Equity
TWIN Capital Management, Inc. 3244 Washington Rd, Suite 202, McMurray, PA 15317	Momentum Long/Short Market Neutral
Yacktman Asset Management Co. 6300 Bridgepoint Parkway, Building One, Suite 320 Austin, TX 78730	Concentrated Long-biased Equity

Aronson+Johnson+Ortiz, LP commenced operations in 1984, and provides investment advisory services for mostly institutional clients, including mutual funds.

GMB Capital Management, LLC was founded in 2005 and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

Horizon Asset Management, Inc. commenced operations in 1994, and provides investment advisory services for institutional clients and high-net worth individuals. The Fund is the first mutual fund for which the Subadviser provides advisory services.

Kovitz Investment Group, LLC commenced operations in 2003 and provides investment advisory services for corporations, individuals, pension and profit sharing plans and other pooled investment vehicles. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

Longhorn Capital Partners, L.P. commenced operations in 2006, and provides investment advisory services for other pooled investment vehicles. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

MetWest Asset Management, LLC commenced operations in 1996, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds.

Mohican Financial Management, LLC was founded in 2003 and provides investment advisory services for another pooled investment vehicle. The Fund is the first mutual fund for which the Subadviser provides investment advisory services.

SSI Investment Management, Inc. commenced operations in 1973, and provides investment advisory services for pension and profit sharing plans, corporations, college endowments, Taft-Hartley plans, high-net worth individuals and mutual funds.

2

St. James Investment Company, LLC commenced operations in 1999, and manages assets for institutional clients, high-net worth individuals, and mutual funds.

TWIN Capital Management, Inc. commenced operations in 1990, and provides investment advisory services for institutional clients, high-net worth individuals, and mutual funds.

Yacktman Asset Management Co. commenced operations in 1992, and provides investment advisory services for institutional clients and long-term investors. The Subadviser is also the investment adviser for two mutual funds: The Yacktman Fund and The Yacktman Focused Fund.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”), Absolute, subject to Board approval, is permitted to enter into new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

For more information, please contact Atlantic Fund Services, the Fund’s Transfer Agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

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PLEASE RETAIN FOR FUTURE REFERENCE.

3

Statement of Additional Information

August 1, 2010 , as supplemented August 27, 2010 and amended December 9, 2010

ABSOLUTE STRATEGIES FUND
Institutional Shares (ASFIX) R Shares (ASFAX)

Investment Adviser:
Absolute Investment Advisers LLC
350 Lincoln Street, Suite 216
Hingham, MA 02043

Account Information
and Shareholder Services:
ATTN: Transfer Agent
Atlantic Fund Administration, LLC
P.O. Box 588
Portland, Maine 04112
(888) 992-2765
(888) 99-ABSOLUTE

This Statement of Additional Information (the “SAI”) supplements the prospectus dated August 1, 2010, as amended December 9, 2010, and from time to time (the “Prospectus”), offering Institutional and R Shares of Absolute Strategies Fund (the “Fund”), a separate series of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

Financial Statements for the Fund for the fiscal period ended March 31, 2010 are included in the Annual Report to shareholders and are incorporated by reference into, and legally part of, this SAI. Copies of the Annual Report may be obtained, without charge, upon request by contacting Atlantic Fund Administration, LLC at the address or telephone number listed above.

TABLE OF CONTENTS

GLOSSARY	2

1. INVESTMENT POLICIES AND RISKS	3

2. INVESTMENT LIMITATIONS	23

3. MANAGEMENT	25

4. PORTFOLIO TRANSACTIONS	32

5. PURCHASE AND REDEMPTION INFORMATION	36

6. TAXATION	38

7. OTHER MATTERS	42

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS	A-1

APPENDIX B – MISCELLANEOUS TABLES	B-1

APPENDIX C – TRUST PROXY VOTING PROCEDURES	C-1

APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES	D-1

Glossary

As used in this SAI, the following terms have the meanings listed.

 “Absolute” or “Adviser” means Absolute Investment Advisers LLC, the Fund’s investment adviser.

“Administrator” means Atlantic.

“Atlantic” means Atlantic Fund Administration, LLC.

“Board” means the Board of Trustees of the Trust.

“CFTC” means Commodities Future Trading Commission.

“Code” means the Internal Revenue Code of 1986, as amended, and includes the regulations thereunder and IRS interpretations  upon which the Fund may rely and private letter rulings and similar authority.

“Custodian” means Citibank, N.A.

“Distributor” means Foreside Fund Services, LLC.

“Fitch” Fitch Ratings Ltd.

“Fund” means Absolute Strategies Fund, a series of the Trust.

“Fund Accountant” means Atlantic.

“Independent Trustee” means a Trustee that is not an “interested person” of the Trust, as that term is defined in Section   2(a)(1 9) of the 1940 Act.

“IRS” means the U.S. Internal Revenue Services.

“Moody’s” means Moody’s Investors Service, Inc.

 “NAV” means net asset value per share.

“NRSRO” means a nationally recognized statistical rating organization.

“NYSE” means New York Stock Exchange.

“SAI” means this Statement of Additional Information.

“SEC” means the U.S. Securities and Exchange Commission.

“S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies,  Inc.

“Subadviser” means each of Aronson+Johnson+Ortiz, LP, GMB Capital Management, LLC, Horizon Asset Management, Inc., Kovitz Investment Group, LLC, Longhorn Capital Partners, L.P., MetWest Asset Management, LLC, Mohican Financial Management, LLC, SSI Investment Management, Inc., St. James Investment Company, LLC, TWIN Capital Management, Inc., and Yacktman Asset Management Co.

“Transfer Agent” means Atlantic Shareholder Services, LLC.

“Trust” means Forum Funds.

“U.S.” means United States.

“U.S. Government Security” means an obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

“1933 Act” means the Securities Act of 1933, as amended and including rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended and including rules and regulations promulgated thereunder.

“1940 Act” means the Investment Company Act of 1940, as amended and including rules, regulations and SEC interpretations and any exemptive orders or interpretive relief applicable to the Fund.

1.	Investment Policies and Risks

The Fund is a non-diversified series of the Trust. The Fund offers two classes: Institutional Shares and R Shares. This section discusses the principal investment policies and risks of the Fund in greater detail than the Prospectus; it also discusses other policies and risks of certain investments that the Fund.

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets could experience increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has already taken a number of unprecedented actions to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Security Ratings Information.. The Fund’s investments in convertible and debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in convertible and other debt securities that are investment or non-investment grade.  The Fund may also purchase unrated securities if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  Unrated securities may not be as actively traded as rated securities.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI.  The Fund may use these ratings to determine whether to purchase, sell or hold a security.  Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.  To the extent that the ratings given by an NRSRO may change as a result of changes in such NRSRO or their rating systems, the Advisor may attempt to substitute comparable ratings or/and use such information to determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Ratings are general and are not absolute standards of quality.  The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes.  Also, rating agencies may fail to make timely changes in credit ratings.  An issuer’s current financial condition may be better or worse than a rating indicates.

A.           Equity Securities

1.	Common and Preferred Stock

General. The Fund may invest in the common stock of companies. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Fund may invest in preferred stock, including adjustable-rate preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The Fund may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust, and no voting rights with respect to the parent company.

Risks. The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2.   Convertible Securities and Convertible Arbitrage

General. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stocks since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, each Subadviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  The rating of an issuer is a rating agency’s view of potential developments related to the issuer and may not necessarily reflect actual outcomes. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Convertible Arbitrage. Convertible arbitrage involves purchasing a portfolio of convertible securities, generally convertible bonds, and hedging a portion of the equity risk by selling short the underlying common stock. The Fund may also seek to hedge interest rate exposure under some circumstances or use certain strategies to maintain a sector and market neutral portfolio. The average grade of bond in a portfolio is typically below investment grade with individual ratings ranging from AA to CCC. However, as the default risk of the company is hedged by shorting the underlying common stock, the risk is considerably better than the rating of the unhedged bond indicates.

Risks. Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalized companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible arbitrage is subject to special risks, including the risk of default in interest or principal payments, which could result in a loss of income to the Fund, or a decline in the market value of the securities.

3.   Warrants and Rights

General. The Fund may invest in warrants and rights. Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. A stock right is an option given to a shareholder to buy additional shares at a predetermined price during a specified time.

Risks. Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

4.   Depositary Receipts

General. The Fund may invest in depositary receipts. A depositary receipt is a receipt for shares of a foreign-based company that entitles the holder to distributions on the underlying security. Depositary receipts include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and other similar global instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs (sometimes called Continental Depositary Receipts) are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs, and are designed for use in European securities markets.

Risks. ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar will increase those returns. In addition, the securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depository receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

5.           Real Estate Investment and Royalty Trusts

General. The Fund may purchase interests in real estate investment trusts (“REITs”) and royalty trusts.. A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A royalty trust is an entity that typically owns oil or natural gas wells or the mineral rights of wells and of property, such as mines. REITs are not taxed on income distributed to their shareholders if, among other things, they distribute substantially all taxable income (other than net capital gains) for each taxable year.

Risks. Because REITs and royalty trusts have ongoing fees and expenses, which may include management, operating and administration expenses, REIT and royalty trust shareholders, including the Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund.

The Fund also may be subject to certain risks associated with the direct investments of the REITs.  REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants.  Mortgage REITs may be affected by the quality of the credit extended.  Furthermore, REITs are dependent on specialized management skills.  Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations.  In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

In addition, royalty trusts may be subject to certain risks associated with a decline in demand for crude oil, natural gas and refined petroleum products, which, in turn, could adversely affect income and royalty trust revenues and cash flows.  Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.  A rising interest rate environment could adversely impact the performance of royalty trusts.  Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

6.           Investments in LLCs and LPs

General. The Fund may invest in one or more limited liability companies (“LLCs”) and limited partnerships (“LPs”). Certain LLCs and LPs in which the Fund invests may be operating companies or private funds.  Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

Risks. For a discussion of the risks related to investments in LLCs and LPs see “Taxation – Investments in LLCs, LPs and Grantor Trusts.”  The Fund will monitor its investments in such companies to assure its compliance with the tax requirements of registered investment companies.

7.           Initial Public Offerings

General. The Fund may purchase securities of companies in initial public offerings.

Risks. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

B.           Fixed Income Securities

1.           General

U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities.  U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association (“GNMA”) and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) (“FNMA”) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation (“FHLMC”) securities).

U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law.  Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Bank Loans.  The Fund may invest in bank loans.  By purchasing a loan, the Fund acquires some or all of the interest of a bank or other lender in a loan to a particular borrower.  The Fund may purchase participations in loans and may purchase assignments of such loans. Investments in loan participations are considered to be debt obligations for purposes of any investment restriction relating to the lending by the Fund and, as indebtedness, bank loans are subject to credit risk, liquidity risk and interest rate risk, each of which is discussed in more detail in this SAI.

As the purchaser of a bank loan, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected.  In addition, the Fund may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower.

Bank loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral can be liquidated.

A loan is often administered by an “agent bank,” which may be a financial intermediary of any sort, acting as agent for all participation holders. The agent bank is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank to apply appropriate credit remedies against the lender and borrower.

An agent bank may be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed, and assets held by the agent bank under the loan agreement should remain available to holders of the bank loan. However, if assets held by the agent bank for the benefit of the Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur costs and delays in realizing payment on the investment and could suffer a loss of principal and/or interest.

The Fund may invest in loan participations that are rated by a nationally recognized rating service or unrated.  The Fund does not expect all of the participations in which it invests to be rated.  Even with respect to loans that are rated, Absolute and the Subadviser will perform a credit analysis of the borrower in order to make an investment decision.  The Fund may invest in loan participations of any credit quality. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.

While some bank loans are traded and may be deemed to be liquid, others, such as loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and similar types of indebtedness may not be readily marketable and may be subject to restrictions on resale. Consequently, it may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. Further, its valuation involves a degree of judgment and could result in significant variations in the Fund’s daily share price. The Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. (See the discussion entitled “Illiquid and Restricted Securities.”) The liquidity of each loan investment will be reviewed according to the requirements of the Trust’s liquidity policy.

Further, the Fund limits the amount of it total assets that it will invest in any one issuer or in issuers within the same industry (see “Investment Limitations”). For purposes of these limits, a Fund will generally treat the borrower as the “issuer” of indebtedness held by the Fund. Treating a financial intermediary as an issuer of indebtedness may restrict the Funds’ ability to invest in indebtedness related to a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Investments in loans through a direct assignment of a participation  may involve additional risks. For example, if the loan is foreclosed, the Fund could become part owner of any collateral securing it and would bear the costs and liabilities associated with owning and disposing of it. In addition, under emerging legal theories of lender liability, a Fund could be held liable as co-lender.

Certain bank loans may provide include equity features, such as warrants and conversion rights. These investments involve the additional risks of an equity investment, including potential volatility, valuation difficulties, illiquidity and significant loss, particularly if the equity features expires worthless or is not exercised.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar debt obligations , which are instruments, used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

Treasury Inflation Protected Securities. The Fund may invest in treasury inflation protected securities (“TIPS”). TIPS are income- generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the bond’s principal, follows a designated inflation index, such as the consumer price index (CPI). A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This adjustment can provide investors with a hedge against inflation, as it helps preserve the purchasing power of their investments. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. TIPS are subject to certain risks, include interest rate risk and deflation risk.

Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as GNMA); issued and guaranteed by government-sponsored stockholder-owned corporations, though not backed by the full faith and credit of the United States (such as by FNMA or FHLMC), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities.

Private mortgage-backed securities may be supported by U.S. Government agency mortgage-backed securities or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). FNMA purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of FNMA and FHLMC.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Treasury and the FHFA announced that FNMA and FHLMC had been placed in conservatorship.

Since 2009 both FNMA and FHLMC have received significant capital support through U.S. Treasury stock purchases. The U.S. Treasury announced in December 2009 that it would continue that support for the entities’ capital as necessary to prevent a negative net worth for at least the next three years. The continuing commitment of the U.S. Treasury is critical to their solvency. In addition, the Federal Reserve exercised its separate authority in 2009 to purchase mortgage-backed securities of FNMA and FHLMC; the rate of those purchases is expected to slow and terminate in early 2010.  While the U.S. Treasury is committed to offset negative equity at FNMA and FHLMC through its stock purchases, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives discussed above will ensure that FNMA and FHLMC will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, or abolishment.

FNMA and FHLMC also have been the subject of several class action lawsuits and investigations by federal regulators over certain accounting, disclosure, or corporate governance matters.  Such legal proceedings and investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entities and, as a result, the payment of principal or interest on their securities.

Privately Issued Mortgage-Backed Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage- backed securities offered by private issuers include pass-through securities consisting of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-backed securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-backed securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many nongovernmental issuers or servicers of mortgage-backed securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are multi-class mortgage-backed securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Collateralized Obligations. The Fund may invest in collateralized mortgage obligations (“CMOs”) that are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA (“Mortgage Assets”). CMOs are multiple-class debt obligations. Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as “tranches”) of CMOs have priority over other classes with respect to the receipt of mortgage prepayments. Each tranch is issued at a specific or floating coupon rate and has a stated maturity or final distribution date. Interest is paid or accrues in all tranches on a monthly, quarterly or semi-annual basis.

Payments of principal and interest on Mortgage Assets are commonly applied to the tranches in the order of their respective maturities or final distribution dates, so that generally, no payment of principal will be made on any tranch until all other tranches with earlier stated maturity or distribution dates have been paid in full. The Fund may also invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset- backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in the SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Asset-Backed Securities. The Fund may invest in asset-backed securities, including asset-backed commercial paper. Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans. Asset-backed securities represent fractional interests in, or are secured by and payable from, pools of assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (for example, credit card) agreements. Assets are securitized through the use of trusts and special purpose corporations that issue securities that are often backed by a pool of assets representing the obligations of a number of different parties. Repayments relating to the assets underlying the asset-backed securities depend largely on the cash flows generated by such assets. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancements associated with the securities. Payments or distributions of principal and interest on asset-backed securities may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and over collateralization. Asset-backed securities have structures and characteristics similar to those of mortgage-backed securities; accordingly they are subject to many of the same risks, though often, to a greater extent.

Junk Bonds. The Fund may invest in fixed-income securities rated below investment grade. These securities are commonly referred to as “high yield securities” and “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly. In particular, these securities may provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in an issuer’s creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. The market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Distressed Assets. The Fund may invest in “below investment grade” securities and obligations of U.S. and non U.S. issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings including subprime loan collateral and mezzanine home equity loan structures. These securities are likely to be particularly risky investments, although they may also offer the potential for correspondingly high returns. Investment in the debt of financially distressed companies domiciled outside the U.S. may involve risks in addition to those of foreign investing discussed elsewhere in this SAI. To the extent the Fund invests significantly in securities involving subprime residential mortgage loans (i.e., loans to borrowers with lower credit scores), it may be subject to certain risks associated with defaults on such loans and any impact to servicers of such loans. Recently, a number of originators and servicers of subprime residential mortgage loans (RMBS), have experienced serious financial difficulties and, in some cases, have entered bankruptcy proceedings. The inability of the originator to repurchase such mortgage loans in the event of early payment defaults and other loan representation breaches may also affect the performance of residential mortgage backed securities backed by those subprime mortgage loans and subprime RMBS. In addition, interest rate spreads for subprime RMBS have widened and are more volatile when compared to the recent past due to these adverse changes in market conditions. If interest rate spreads for RMBS Securities continue to be volatile, and to the extent the Fund invests in RMBS securities, the assets of the Fund may be negatively affected by such volatility and the Fund may experience difficulty in the management and reinvestment of its investments. Any additional deterioration in the market performance of both RMBS Securities backed by subprime residential mortgage portfolios and CDO securities with significant exposure to such RMBS Securities, would likely increase the chances that the Fund may incur losses on such investments.

Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria. All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Municipal Securities. The Fund may invest in municipal securities. Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non- appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities, including perpetual floaters. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity date. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when Absolute believes the interest income from the instrument justifies any principal risks associated with the instrument. Absolute may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Absolute will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. Absolute monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Structured Notes. The Fund may invest in structured notes. Structured notes include, but are not limited to, reverse convertible notes, interest rate-linked notes, credit-linked notes, commodity-linked notes and dual currency notes. Structured notes are debt obligations where the interest rate and/or principal amount payable upon maturity or redemption of the note is determined by the performance of an underlying reference instrument, such as an asset, market or interest rate. Structured notes may be positively or negatively indexed; that is, an increase in the value of the reference instrument may produce an increase or decrease in the interest rate or principal. Further, the rate of return on a structured note may be determined by the application of a multiplier to the percentage change (positive or negative) in value of the reference instrument. Structured notes may be issued by governmental agencies, broker-dealers or investment banks at various levels of coupon payments and maturities, and may also be privately negotiated to meet an individual investor’s requirements. Many types of structured notes may also be “replicated” through a combination of holdings in equity and fixed-income securities and derivative instruments such as call or put options.

Zero-Coupon Securities. The Fund may invest in zero-coupon securities. Zero-coupon securities are debt obligations that are issued or sold at a significant discount from their face value (“original issue discount”) and do not pay current interest to holders prior to maturity, a specified redemption date or cash payment date. The discount approximates the total interest the securities will accrue and compound over the period to maturity or the first interest payment date at a rate of interest reflecting the market rate of interest at the time of issuance. The original issue discount on zero-coupon securities must be included ratably in the income of the Fund as the income accrues, even though payment has not been received. The Fund distributes all of its net investment income and may have to sell portfolio securities to distribute accrued income, which may occur at a time when a Subadviser would not have chosen to sell such securities and which may result in a taxable gain or loss. Because interest on zero-coupon securities is not paid on a current basis but is in effect deferred and compounded, the value of these securities is subject to greater fluctuations in response to changing interest rates, and may involve greater credit risks, than the value of debt obligations that distribute income regularly.

Zero-coupon securities may be securities that have been stripped of their unmatured interest stream. Zero-coupon securities may be custodial receipts or certificates, underwritten by securities dealers or banks, that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities. The underwriters of these certificates or receipts generally purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates thatevidence ownership of the purchased unmatured coupon payments and the final principal payment of the U.S. Government Security. These certificates or receipts have the same general attributes as zero-coupon stripped U.S. Treasury securities but are not supported by the issuer of the U.S. Government Security. The risks associated with stripped securities are similar to those of other zero-coupon securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include certificates of deposit, bankers’ acceptances, time deposits and other short-term debt obligations. Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which could reduce a Portfolio’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties.

The Fund may invest in Eurodollar certificates of deposit, which are issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit, which are issued by a U.S. branch of a foreign bank and held in the United States; Eurodollar time deposits, which are deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are issued by Canadian offices of major Canadian banks. Each of these instruments is U.S. dollar denominated.

2.           Risks

General. The market value of the interest-bearing debt securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Yields on debt securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer’s ability to pay, when due, the principal of and interest on its fixed income securities.

Interest Rates. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund’s investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

Credit. The Fund’s investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of a Subadviser to do so.

Moody’s, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. Absolute may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Absolute will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer’s current financial condition may be better or worse than a rating indicates.

Mortgage-Backed Securities. The value of mortgage-backed securities may be significantly affected by changes in interest rates, the markets’ perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize mortgage-backed securities depends in part upon the ability of Absolute to forecast interest rates and other economic factors correctly. Some mortgage-backed securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-backed securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-backed securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-backed securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-backed security will influence the yield of that security, affecting the Fund’s yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund, to the extent it retains the same percentage of fixed income securities, may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-backed securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-backed securities, reducing their sensitivity to changes in market interest rates. To the extent that the Fund purchases mortgage-backed securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to an unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-backed securities may contain elements of credit enhancement, consisting of either (1) liquidity protection or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-backed securities, although the credit enhancement may increase the costs of the mortgage-backed securities.

Asset-Backed Securities. Like mortgages-backed securities, the collateral underlying asset-backed securities are subject to prepayment, which may reduce the overall return to holders of asset-backed securities. Asset-backed securities present certain additional and unique risks. Primarily, these securities do not always have the benefit of a security interest in collateral comparable to the security interests associated with mortgage-backed securities. Credit card receivables are in general unsecured. Debtors are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Generally, automobile receivables are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. As a result, the risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater for asset-backed securities than for mortgage-backed securities. In addition, because asset-backed securities are relatively new, the market experience in these securities is limited and the market’s ability to sustain liquidity through all phases of an interest rate or economic cycle has not been tested.

Non-US Dollar Denominated Securities. The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions; (2) international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations.

C.           Foreign Securities

The Fund may invest in foreign securities. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Some foreign brokerage commissions and custody fees are higher than those in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

Information about the companies in these countries is not always readily available;

Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

Very high inflation rates may exist in emerging markets and could negatively impact a country’s economy and securities markets;

Emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund’s investments; and

Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Sovereign Debt Obligations.  The Fund may invest in sovereign debt obligations.  Sovereign debt obligations are issued or guaranteed by a foreign government or one of its agencies, authorities, instrumentalities or political subdivisions.  Investments in sovereign debt obligations involve special risks not present in corporate debt obligations.  The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default.  During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value, may be more volatile than prices of U.S. debt obligations.  In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints.  Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt.  The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

D.           Foreign Currencies Transactions

1.   General

Investments in foreign companies will usually involve currencies of foreign countries. The Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs. The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. Such forward contracts involve an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund does not intend to enter into forward contracts on a regular or continuing basis and the Fund will not enter these contracts for speculative purposes. The Fund will not have more than 25% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract. If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

2.   Risks

Foreign currency transactions involve certain costs and risks.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the price of the Fund's shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in the currency.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.

To manage currency risk, the Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract.  Forward contracts involve a risk of loss if Absolute or a Subadviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

E.           Options and Futures

1.           General

The Fund may purchase or write put and call options, futures and options on futures to: (1) enhance the Fund’s performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest, on market indices based in whole or in part on such securities or on commodities. Options purchased or written by the Fund must be traded on an exchange or over-the-counter. The Fund may invest in futures contracts on securities in which it may invest, market indices based in whole or in part on securities in which the Fund may invest and on commodities. The Fund may also purchase or write put and call options on these futures contracts.

Options and futures contracts are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting (“covered”) positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment. Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets (“Segregated Assets”). Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “Act”) and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash equal to the difference between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, the Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash or underlying securities or commodities, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and at the price designated by the futures contract. Generally, these futures contracts are closed out prior to the expiration date of the contracts. A public market exists in futures contracts covering certain indexes, financial instruments and foreign currencies.

2.   Risks of Options Transactions

There are certain investment risks associated with options transactions. These risks include: (1) dependence on a Subadviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund’s ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

3.   Risks of Futures Contracts and Options on Futures

The risk of loss in trading futures contracts and in writing options on futures contracts can be substantial, due to the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. Futures prices are affected by and may respond rapidly to a variety of factors including (but not limited to) market reports, news reports, interest rates, national and international political and economic events, weather and domestic or foreign trades, monetary or fiscal policies and programs. Such rapid response might include an opening price on an affected futures contract sharply higher or lower than the previous day’s close. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so thus causing the Fund to incur a loss. In addition, on the settlement date, the Fund may be required to make delivery of the instruments underlying the futures positions it holds.

The Fund could suffer losses if it is unable to close out a futures contract or options on futures contract because of an illiquid secondary market. Futures contracts and options on futures contracts may be closed out only on an exchange, which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

The Fund bears the risk that Absolute or the Subadvisers will incorrectly predict future market trends. If Absolute or the Sub- Advisers attempt to use a futures contract or an option on a futures contract as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund’s activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund’s yield.

F.           Leverage Transactions

1.          General

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when Absolute or Subadviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Senior Securities.  Subject to Section 18(f)(1) of the 1940 Act and any rules, regulations and SEC interpretations, and any exemptive orders or interpretive release promulgated thereunder, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund shall reduce the amount of its borrowings within three days (excluding Sundays and holidays) to an extent that the asset coverage shall be at least 300%.

Short Sales. To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

Securities Lending and Repurchase Agreements. The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the Fund’s loans permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Standby Commitments. The Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of the security and may not benefit from an appreciation in the value of the security during the commitment period.

If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Absolute or a Subadviser, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere.

Dollar Roll Transactions. Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios.

SWAPS. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Absolute or a Subadviser the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. Absolute or a Subadviser will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of segregated assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund’s net assets.

Credit Default Swaps. The Fund may invest in credit default swaps (“CDS”). A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include, but are not limited to, credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If the Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is the buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’ s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

2.           Risks

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund’s securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund’s investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Assets. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will cover or set aside either on its books and records, or in a segregated account with that Fund’s Custodian, cash, liquid securities and other permissible assets (“Segregated Assets”) in the prescribed amount. The value of the Segregated Assets, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

G.           Illiquid and Restricted Securities

1.   General

The Fund may invest up to 15% of its net assets in illiquid and restricted securities, which may include private placements. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (“restricted securities”).

Rule 144A Securities Risk. Rule 144A Securities, which are restricted securities, may be less liquid investments than registered securities because such securities may not be readily marketable in broad public markets. A Rule 144A restricted security carries the risk that the Fund may not be able to sell the security when the portfolio manager considers it desirable to do so or that the Fund may have to sell the security at a lower price than that which would be available if the security were more liquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. Although there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid in the institutional markets may subsequently become illiquid. At any given time, the Fund will only lend up to 15% of its net assets in illiquid securities.

2.   Risks

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Sub- Adviser to be liquid, can become illiquid.

3.   Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Subadvisers, pursuant to guidelines approved by the Board. Each Subadviser determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board. A number of factors are taken into account in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, a Subadviser may determine that the securities are not illiquid.

H.           Investment Company Securities and Exchange Traded Funds (“ETFs”)

1.   Open-End and Closed-End Investment Companies and ETFs

General. The Fund may invest in shares of open-end and closed-end investment companies, including those managed by one or more Subadvisers or their affiliates and including money market mutual funds (pending investment of cash balances). The Fund will limit its investment in the securities of other open-end and closed-end investment companies as required by the 1940 Act. With certain exceptions, including those provided by rules and regulations under the 1940 Act, such provisions generally permit the Fund to invest up to 3% of the shares of another investment company. The Fund intends to invest in assets in accordance to Section 12(d)(1)(f) of the 1940 Act and may exceed 5% of total assets in another investment company or 10% of total assets invested among multiple investment companies. The Fund’s investment in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above.

In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF typically holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDS SM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®. The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund may invest in exchange-traded notes (“ETNs”), which are similar to ETFs in that they may be designed to provide returns that track an index; ETNs are different from ETFs, however, in one important respect. They are not secured by an underlying pool of assets, but rather are notes (or debt securities) secured only by the ability of the issuer to pay.

The Fund may invest also in other exchange-traded products (“ETPs”) that, like an ETF, invest in a pool of assets and are traded on an exchange.  ETPs, however, are generally organized as commodity pools registered under the Commodity Exchange Act or as grantor trusts and are not registered as investment companies under the 1940 Act.  This is due to the fact that they invest in, for example, commodities or currencies rather than securities.  There are certain risks associated with the Fund’s investments in such ETPs, which are detailed below in “Taxation – Investments in LLCs, LPs and Grantor Trusts.”

Risks. The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s fees and expenses, in addition to its own fees and expenses. In addition, it will be exposed to the investment risks associated with the other investment company, which generally reflect the risks of the underlying securities. To the extent that the Fund invests in open-end or closed-end companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities set forth in the section entitled “Investment Policies and Risks – Foreign Securities” above.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company or another investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund’s performance.

Because ETFs are generally investments companies, owning an ETF generally entails the same risks of owning investment company securities. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund and lack of liquidity in an ETF could result in its market price being more volatile than the underlying portfolio of securities. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium to the ETF’s NAV. Finally, because the value of ETF shares depends on the demand in the market, the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting a Fund's performance. Further, as debt securities of an issuer, ETN shares are subject to the same risks described for “Corporate Debt Obligations” above.

2. Core and Gateway®

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. A fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

I.           Non-Diversification and Concentration

The Fund is non-diversified and, therefore, may invest in a limited number of issuers. Investing in a limited number of issuers may cause the Fund to be more volatile and increase the risk of investing in the Fund. The Fund is not concentrated, however, and, therefore, does not invest more than 25%  of its assets in any one industry or group of industries.

J.           Temporary Defensive Position

The Fund may invest in high quality money market instruments, pending investment of cash balances. The Fund may also assume a temporary defensive position and may invest without limit in high quality money market instruments. High quality instruments are those instruments that are rated in one of the two highest short-term rating categories by an NRSRO or, if not rated, determined by Absolute or a Subadviser to be of comparable quality.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which the Fund may invest include short-term U.S. Government Securities, commercial paper, bankers’ acceptances, certificates of deposit, interest-bearing savings deposits of commercial banks, repurchase agreements concerning securities in which the Fund may invest and money market mutual funds.

2.           Investment Limitations

Except as required by the 1940 Act or the Code, including with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation, provided, however, that the Fund is in compliance at all times with the Code and the 1940 Act, including the asset coverage requirement applicable to borrowings.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of that Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board may change a non-fundamental policy of the Fund without shareholder approval.

A.           Fundamental Limitations

The Fund has adopted the following investment limitations that cannot be changed by the Board without shareholder approval. The Fund may not:

1.           Borrowing Money

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

2.           Concentration

Purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3.           Underwriting Activities

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

4.           Making Loans

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

5.           Purchases and Sales of Real Estate

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

 6.           Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.           Issuance of Senior Securities

Issue senior securities except pursuant to Section 18 of the 1940 Act.

B.           Non-Fundamental Limitations

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

1.           Securities of Investment Companies

Invest in the securities of any investment company except to the extent permitted by the 1940 Act and applicable SEC no-action and exemptive relief.

2.           Illiquid Securities

Invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

3.	Management

A.           Trustees and Officers of the Trust

The Trust is governed by its Board of Trustees.  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Fund’s Adviser, who is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust’s Chief Compliance Officer.   The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Board Structure and Related Matters

Board members who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute at least two-thirds of the Board.  J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established four standing committees: the Audit Committee, the Nominating Committee, the Valuation Committee and the Qualified Legal and Compliance Committee.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the Trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings and schedules four telephonic meetings each year.  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.

The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each Trustee serves until his or her death, resignation, removal or  replacement.  The address for all Trustees and officers is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each Trustee oversees the twenty-two series of the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic.  Mr. Keffer is also an interested Trustee/Director of the Wintergreen Fund, Inc., another registered open-end investment company.

Name Year of Birth	Position with the Trust	Term of Office	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer1 Born: 1942	Trustee, Vice Chairman	Since 1989
Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust chartered in the State of Maine) since 1997; President, Citigroup Fund Services, LLC (“Citigroup”) 2003–2005.

Officers
Stacey Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care from 2005-2006; Director, Fund Accounting, Citigroup from 2003-2005.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup (2003–2008).
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007–2009; Associate Counsel, Investors Bank & Trust Company 2006–2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC.   Prior to January 1, 2010, Atlantic was a wholly owned  subsidiary of Forum Trust, LLC.  Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

Name Year of Birth	Position with the Trust	Term of Office	Principal Occupation(s) During Past 5 Years
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

In addition to the information set forth in the table above, each Trustee possesses other relevant qualifications, experience, attributes or skills.  The following provides additional information about such qualifications and experience.

J. Michael Parish:  Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.,  and a private university; and multiple years of service as a Trustee and as Independent Chair.  Mr. Parish also served as a Trustee of Monarch Funds, a Massachusetts business trust and open-end, management investment company, from 2003 to 2009.

Costas Azariadis:  Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; multiple years of service as a Trustee.  Mr. Azariadis also served as a Trustee of Monarch Funds  from 2003 to 2009.

James C. Cheng:  Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an IT firm; experience as a consultant; and multiple years of service as a Trustee.  Mr. Cheng also served as a Trustee of Monarch Funds  from 2003 to 2009.

John Y. Keffer:  Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a Trustee.  Mr. Keffer also served as a Trustee of Monarch Funds  from 2003 to 2009 and other mutual funds and continues to serve as an interested director of Wintergreen Fund, Inc., another open-ended investment company.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds.  Each fund’s investment adviser, as part of its responsibilities for the day-to-day operations of a fhe Fund, is responsible for day-to-day risk management.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.

In general, a fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the funds.  In addition, under the general oversight of the Board, each investment adviser, any subadviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, each investment adviser and any subadviser oversees and regularly monitors the investments, operations and compliance of the funds’ investments.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, senior officers of the advisers and the Trust Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO.  On at least a quarterly basis, the Board meets with the CCO to discuss matters relating to the funds’ compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the funds’ compliance programs.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board’s consideration of the renewal of each of the Trust’s advisory agreement with them. Also, if applicable, in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act, the Board receives reports from the Adviser and other service providers.

Senior officers of the Trust and senior officers of the Adviser also report regularly to the Valuation and Audit Committees on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

B.           Trustee Ownership in the Fund and Family of Investment Companies

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2009	Aggregate Dollar Range of Ownership as of December 31, 2009 in all Funds Overseen by Trustee in the Trust
Independent Trustees
Costas Azariadis	None	None
James C. Cheng	None	None
J. Michael Parish	None	Over $100,000
Interested Trustee
John Y. Keffer	None	$10,00-$50,000

C.           Ownership of Securities of Absolute and Related Companies

As of July 1, 2010, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D.           Information Concerning Trust Committees

1.           Audit Committee

The Trust’s Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust’s internal accounting procedures and controls.  During the fiscal year ended March 31, 2010, the Audit Committee met six times.

2.           Nominating Committee

The Trust’s Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider nominees for Trustees recommended by security holders.  During the fiscal year ended March 31, 2010, the Nominating Committee did not meet.

3.           Valuation Committee

The Trust‘s Valuation Committee, which meets when necessary, consists of Mr. Azariadis, Cheng, Keffer or Parish, the President or the Treasurer, a representative of the Fund Accountant and, if needed, a portfolio manager or a senior representative of the investment advisor to the Trust series holding securities that require fair valuation. Pursuant to the Trust‘s Pricing and Valuation Procedures, the Valuation Committee oversees the pricing of the Fund‘s shares and the activities of the Fund Accountant and the Advisor in connection with valuation of the Fund‘s portfolio securities; selects from time to time, subject to approval by the Board, independent pricing services to provide a market value or fair value of any portfolio security approved by the Board; makes and monitors fair-value determinations pursuant to these procedures; and carries out any other supervisory functions delegated to it by the Board relating to the valuation of Fund portfolio securities.  During the fiscal year ended March 31, 2010, the Valuation Committee met forty-one times.

4.           Qualified Legal Compliance Committee

The Trust’s Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust’s Independent Trustees.  The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.  During the fiscal year ended March 31, 2009, the QLCC did not meet.

E.           Compensation of Trustees and Officers

Each Trustee is paid an annual fee of $40,000 for service to the Trust.  The Chairman of the Board is paid an annual fee of    $60,000.  In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust.  The Trustees and Chairman may receive additional fees for special Board meetings.    Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each Trustee by the Fund and the Trust, for the fiscal year ended March 31, 2010.

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Trust2
J. Michael Parish	$13,905	$ 0	$47,667
Costas Azariadis	$9.497	$ 0	$33,500
James C. Cheng	$9,997	$ 0	$34,000
John Y. Keffer	$0	$ 0	$ 0

2 Trust is comprised of twenty-two series.

F.           Investment Advisers

1.           Ownership of Absolute and Subadvisers

The following persons/entities control Absolute and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Aronson+Johnson+Ortiz, LP	Theodore R. Aronson
GMB Capital Management, LLC	Gabriel R. Bitran
Horizon Asset Management, Inc.	John Meditz
Kovitz Investment Group, LLC	Mitchell A. Kovitz, Jonathan A. Shapiro, Marc S. Brenner and Bruce A. Weininger
Longhorn Capital Partners, L.P.	Kristopher N. Kristynik, Britton L. Brown and Philip M. Eckian
MetWest Asset Management, LLC	Majority owned by employees
Mohican Financial Management, LLC	Eric C. Hage and Daniel C. Hage
SSI Investment Management, Inc.	John D. Gottfurcht, Amy Jo Gottfurcht and George Douglas
St. James Investment Company, LLC	Robert J. Mark, Brian C. Mark, Lawrence J. Redell and William R. Sachs
TWIN Capital Management, Inc.	Geoffrey Gerber
Yacktman Asset Management Co.	Donald Arthur Yacktman

2.            Information Regarding Portfolio Managers

Other Accounts Under Management

As of March 31, 2010, Mr. Compson acted as portfolio manager for one other registered investment company. Mr. Compson currently manages no pooled investment vehicles (other than registered investment companies) and no other account. No registered investment company managed by Mr. Compson pays the Adviser a performance-based fee.

Portfolio Manager Ownership in the Fund

According to information provided by Absolute, the following Fund portfolio manager beneficially owned Fund shares as of March 31, 2010 in an amount within the referenced dollar range:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of March 31, 2010
Jay Compson	$100,001-$500,000

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. A Subadviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. Each Subadviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, each Subadviser has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

Individuals who are involved in providing information or reports concerning the identification and selection of Subadvisers, as well as the allocation of Fund assets among Subadvisers, may be subject to conflicts of interest when developing such reports, based on other existing or potential relationships between such persons and such Subadvisers. To deal with these situations, the Adviser has developed procedures that seek to detect and monitor the existence of such non Fund-related relationships, and to cause such relationships to be disclosed to the relevant decision makers within the Adviser and/or the Fund.

With respect to securities transactions for clients, each Subadviser determines which broker to use to execute each order. However, a Subadviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Fund. To deal with these situations, each Subadviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

Compensation The following compensation information has been provided by Absolute:

Adviser	Compensation
Absolute Investment Advisers LLC
Base cash salary and bonus; Cash % of Adviser profits. The base salary is fixed. The cash % of profits is based on equity participation in the firm. Compensation is not based on the investment performance or assets of the Fund or other advisory accounts.

4.           Fees

The Adviser’s fee is calculated as a percentage fee of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average daily net assets for the previous day. Absolute’s fee is paid monthly based on average daily net assets for the prior month. A Subadviser’s fee is calculated as a percentage of the Fund’s average daily net assets allocated to the Subadviser for management but is paid by Absolute and not the Fund.

In addition to receiving its advisory fee from the Fund, Absolute may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with Absolute with assets invested in the Fund, Absolute will credit an amount equal to all or a portion of the fees received by Absolute against any investment management fee received from you.

Table 1 in Appendix B shows the dollar amount of the fees paid to Absolute, the amount of fees waived by Absolute, and the actual fees retained by Absolute. The data presented are for the past three fiscal years.

5.           Other Provisions of Advisory Agreement

Absolute is not affiliated with Atlantic or any company affiliated with Atlantic. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Investment Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Investment Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by Absolute on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Investment Advisory Agreement, Absolute is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

G.           Distributor

1.           Distribution Services

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Three Canal Plaza, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (the “FINRA”).

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” collectively, the “Financial Institutions”) for distribution of shares of each Fund. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Fund and/or the Fund’s Adviser, rather than the Distributor, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These Financial Institutions may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services in that employees of the Adviser may serve as registered representatives of the Distributor to facilitate distribution of Fund shares.

Table 2 in Appendix B shows the aggregate sales charges paid to the Distributor, the amount of sales charge reallowed by the Distributor, and the amount of sales charge retained by the Distributor. The data are for the past three years.

2.           Distribution Plan (R Shares)

The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor and any other entity authorized by the Board (collectively, “Payees”) for distribution-related and/or shareholder services provided by the Payees, an aggregate fee equal to 0.35% of the average daily net assets of R Shares. Although the plan provides for payments of up to 0.35% of the average daily net assets of R Shares, the Board currently limits payments to 0.25% of average daily net assets of the Fund.  The plan is a core component of the ongoing distribution of R Shares.

The plan provides that the Payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of Fund shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to a Fund’s shareholder inquiries regarding the Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a Payee who engages in or support the distribution of Fund shares, or who provides shareholder servicing such as responding to a Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of Fund shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Absolute or others in connection with the offering of Fund shares for sale to the public.

The plan requires the Payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made. The plan obligates the Fund to compensate Payees for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of R Shares, and that other material amendments of the plan must be approved by the Independent Trustees. The plan may be terminated with the respect to R Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of R Shares.

Table 3 in Appendix B shows the dollar amount of fees payable by the Fund to the Distributor or its agents under the plan, the amount of fees waived by the Distributor or its agents and the actual fees received by the Distributor and its agents under the plan. The data provided are for the past year.

H.           Other Fund Service Providers

1.           Administrator, Fund Accountant, Transfer Agent and Compliance Services

Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provide administration, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Trust, LLC. Mr. John Keffer, a Trustee of the Trust, is the Chairman of Atlantic and is also the founder and a substantial owner of Forum Trust, LLC.

Prior to June 2, 2008, Citigroup Fund Services, LLC (“Citi”) served as the Fund’s administrator and fund accountant, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement with the Trust dated April 20, 2007 (the “Citi Services Agreement”). Atlantic provides administration and fund accounting services to the Fund under an agreement (“Atlantic Services Agreement”) on terms similar to those in the Citi Services Agreement.

Pursuant to the Atlantic Services Agreement, the Fund pays Atlantic a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

As Administrator, Atlantic administers the Fund’s operations with respect to the Fund except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, Transfer Agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund’s tax returns, the preparation of financial statements and related reports to the Fund’s shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust; (5) assisting the Fund’s investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Atlantic Services Agreement with respect to the Fund continues in effect until terminated; provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Atlantic Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Atlantic Services Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Atlantic Services Agreement, Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Atlantic Services Agreement.

Under the Atlantic Services Agreement, Atlantic and certain related parties (such as Atlantic’s officers and persons who control Atlantic) are indemnified by the Fund against any and all claims and expenses related to the Atlantic’s actions or omissions that are consistent with Atlantic’s contractual standard of care. Under the Atlantic Services Agreement, in calculating the Fund’s NAV, Atlantic is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Atlantic Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Atlantic is not liable for the errors of others, including the companies that supply security prices to Atlantic and the Fund.

Atlantic, located at Three Canal Plaza, Portland, Maine 04101, serves as Transfer Agent and distribution paying agent for the Fund. The Transfer Agent and distribution paying agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

Atlantic provides a Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO” and, with the PEO, “Certifying Officers”), Chief Compliance Officer (“CCO”), and an Anti-Money Laundering Compliance Officer (“AMLCO”) to the Fund, as well as certain additional compliance support functions (collectively, “Compliance Services”), pursuant to its Compliance Services Agreement (the “Atlantic Compliance Services Agreement”) with the Fund, on behalf of the Trust. Prior to June 2, 2008, Foreside Compliance Services (“FCS”) provided Compliance Services to the Fund on terms similar to those in the Atlantic Compliance Services Agreement. For making available the CCO, AMLCO and Certifying Officers, and for providing the Compliance Services, Atlantic receives a fee from the Fund of (i) $22,500 (allocated equally to all Trust series for which the Adviser provides management services), (ii) $5,000 per Fund, and (iii) an annual fee of 0.01% of the Fund’s average daily net assets, subject to an annual maximum of $20,000 per Fund.

The Atlantic Compliance Services Agreement with respect to the Fund continues in effect until terminated. The Atlantic Compliance Services Agreement is terminable with or without cause and without penalty by the Board of the Trust or by Atlantic with respect to the Fund on 60 days’ written notice to the other party. Notwithstanding the foregoing, the provisions of the Atlantic Compliance Services Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO and Certifying Officers, without the payment of any penalty.

Under the Atlantic Compliance Services Agreement, (1) Atlantic is not liable to the Fund or the Fund’s shareholders for any act or omission, and (2) Atlantic and certain related parties (“Atlantic Indemnitees”) are indemnified by the Fund against any and all claims and expenses related to an Atlantic Indemnitee’ s actions or omissions, except, with respect to (1) and (2), for willful misfeasance, bad faith or negligence in the performance of Atlantic’s duties or by reason of reckless disregard of its obligations and duties under the Atlantic Compliance Services Agreement.

Table 4 in Appendix B shows the dollar amount of fees paid to Citi and Atlantic for administration services, the amount of fee that was waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is presented for the past three fiscal years.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to Citi and Atlantic for fund accounting services, the amount of the fee waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic. The data is presented for the past three fiscal years.

Table 6 in Appendix B shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data presented is for the past three fiscal years.

1.           Custodian

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, New York 10013.

2.           Legal Counsel

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006, serves as legal counsel to the Fund.

3.           Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit services, tax services and assistance with respect to the preparation of filing with the SEC.  BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  BBD also reviews certain regulatory filings of the Fund.

4.            Portfolio Transactions

A.           How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, Absolute or Subadviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, Absolute or Subadviser may utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

B.           Commissions Paid

Table 7 in Appendix B shows the aggregate brokerage commissions paid by the Fund as well as aggregate commissions paid to an affiliate of the Fund or Absolute or Subadviser. The data presented are for the past three fiscal years.

C.           Adviser Responsibility for Purchases and Sales

Absolute or a Subadviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of Absolute or Subadviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by a Subadviser or Absolute in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

D.           Choosing Broker-Dealers

Absolute and each Subadviser seeks “best execution” for all portfolio transactions. This means that Absolute or a Subadviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, Absolute or a Subadviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker. Absolute or a Subadviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Absolute or a Subadviser may also give consideration to brokerage and research services furnished by brokers to Absolute or the Subadviser and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Research is designed to augment Absolute’s or a Subadviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of Absolute’s or a Subadviser’s accounts, although a particular client may not benefit from all the research received on each occasion. Absolute’s or a Subadviser’s fees are not reduced by reason of Absolute’s or Subadviser’s receipt of research services. Since most of Absolute’s or a Subadviser’s brokerage commissions for research are for economic research on specific companies or industries, and since Absolute or Subadviser follows a limited number of securities, most of the commission dollars spent for industry and stock research directly benefit Absolute’s or Subadviser’s clients and the Fund’s investors.

Table 8 in Appendix B lists each broker to whom the Fund directed brokerage over the last three fiscal years in return for research services, the amount of transactions so directed and the amount of commissions earned by the broker therefrom.

E.           Counterparty Risk

Absolute or a Subadviser monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F.           Transactions through Affiliates

Absolute or a Subadviser may effect transactions through affiliates of Absolute or Subadviser (or affiliates of those persons) pursuant to procedures adopted by the Trust.

G.           Other Accounts of the Adviser or Subadviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by Absolute or a Subadviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in Absolute’s or a Subadviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by Absolute or a Subadviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

H.           Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. An annual portfolio turnover rate of 100% would occur if all the securities in the Fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

I.           Securities of Regular Broker-Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund’s last fiscal year; or (3) sold the largest amount of the Fund’s shares during the Fund’s last fiscal year.

Table 9 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the appropriate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

J.           Portfolio Holdings

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within ten days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retained them to perform. The Adviser to the Fund has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as independent auditors, proxy voting services, mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Trust’ officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to certain mutual fund consultants, analysts and rating/ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if a Trust Officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purpose for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust Officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust Officer’s reasons for determining to permit such disclosure. Arrangements have been approved to provide a list of nonpublic portfolio holdings information to Hardin Compliance Consulting, LLC for the purpose of compliance consulting.

Adviser and Subadviser employees may manage accounts in addition to the Fund, and may establish accounts with other portfolio managers and Subadvisers. Although separate from the Fund, these accounts may be managed in an investment style similar to those assets of the Fund managed by the Subadviser and thus may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to its Adviser or any other party, in connection with the disclosure of the Fund’s portfolio holdings. The codes of ethics of the Trust, the Adviser and the Distributor are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings.  In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

THERE IS NO ASSURANCE THAT THE FUND’S PORTFOLIO HOLDINGS DISCLOSURE POLICY WILL PROTECT THE FUND AGAINST POTENTIAL MISUSE OF HOLDINGS INFORMATION BY INDIVIDUALS OR FIRMS IN POSSESSION OF THAT INFORMATION.

5.           Purchase and Redemption Information

1.           General Information

A shareholder may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the NYSE is closed but, under unusual circumstances, may accept orders when the NYSE is closed, if deemed appropriate by the Trust’s officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund’s availability.

2.           Additional Purchase Information

Shares of each Fund class thereof are sold on a continuous basis by the Distributor at NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund class may be higher than the Fund class’ NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In Absolute’s discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable.

3.           IRAs

Unless the shareholder designates otherwise, all contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the contribution is received.

4.           UGMAs/UTMAs

If the custodian’s name is not in the account registration of a gift or transfer to minor (“UGMA/UTMA”) account, the custodian must provide instructions in a matter indicating custodial capacity.

5.            Redemption Information

You may redeem Fund class shares at NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of a Fund class may be lower than the Fund class’ NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus.

6.           Suspension of Right of Redemption

The right of redemption may not be suspended, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

7.           Redemption-In-Kind

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by Absolute, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund’s total net assets, whichever is less, during any 90-day period.

8.           NAV Determination

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used.  If market quotations are not readily available, then securities are valued at fair value as determined by the Valuation Committee.

9.           Distributions

Distributions of net investment income will be reinvested at the Fund’s NAV of the applicable Fund class (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net capital gains will be reinvested at the Fund’s NAV (again, unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

6.           Taxation

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income and excise tax law and assumes that the Fund qualifies for treatment as a “regulated investment company” (as discussed below). This information is only a summary of certain key federal income and excise tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Code as in effect on the date hereof, as well as court decisions through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

A.           Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a “regulated investment company” under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31 (the same as the Fund’s fiscal year-end).

1.           Meaning of Qualification

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, the excess of net short-term capital gain over net long-term capital loss, net gains and losses from certain foreign currency transactions, and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders. In order to qualify to be taxed as a regulated investment company for a taxable year, the Fund must satisfy the following requirements, among others:

▪
The Fund must distribute at least 90% of its investment company taxable income for the taxable year. (Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to the previous taxable year for purposes of satisfying this requirement.)

▪
The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or those currencies, and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Gross Income Requirement”).  A QPTP is a “publicly traded partnership” other than a partnership at least 90% of the gross income of which satisfies the Gross Income Requirement..

▪
The Fund must satisfy the following asset diversification tests at the close of each quarter of its taxable year: (1) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of an issuer, equity securities of QPTPs being considered voting securities for these purposes); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (iii) the securities of one or more QPTPs (“Diversification Requirements”). .

2.           Failure to Qualify

If for any taxable year the Fund does not qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income (or possibly as “qualified dividend income,” as defined in the Prospectus) to the extent of the Fund’s current and accumulated earnings and profits. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes  and interest, and make substantial distributions before requalifying for regulated investment company treatment.

Failure to qualify for treatment as a regulated investment company would thus have a negative impact on the Fund’s after-tax performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

B.           Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals through December 31, 2010 at a maximum federal tax rate of 15% (0% for individuals in lower tax brackets) provided that certain holding period and other requirements are met. To the extent the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income. The Fund’s distributions of dividends that it receives from REITs generally will not constitute qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior years)  for each taxable year. These distributions generally will be made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions will be taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. These distributions will not qualify for the dividends-received deduction.

The Fund may have capital loss carryovers (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any current capital gain (whether short- or long-term). All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back. A distribution by the Fund that does not constitute an ordinary income or capital gain dividend will be treated as a return of capital. A return of capital distribution reduces your tax basis in  your shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund. If you receive a distribution in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares with an NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain is taxable to you in the manner described above, although the distribution economically constitutes a partial return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund will send you information annually as to the federal income tax status of distributions made (or deemed made) during the year.

C.           Certain Tax Rules Applicable to the Fund’s Transactions

Investments in Derivatives When put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year are “marked to market” and treated for federal income tax purposes as though sold for fair market value on the last business day of the year. Gains or losses on these deemed sales, and those realized by the Fund on actual  sales of Section 1256 contracts,  are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exclude its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a “straddle” for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and that are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

If the Fund invests in bonds issued with original issue discount, it generally will be required to include in income as interest in a taxable year, in addition to stated interest, if any received on those bonds, a portion of that discount, even though the Fund does not receive payment with respect thereto during the year.  As a result, in order not to be subject to federal income or excise taxes, the Fund may be required to pay an income distribution for a particular taxable year greater than the total amount of cash it actually receives as interest during the year.

Investments in Foreign Currencies and Securities Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues dividends, interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or losses. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of a forward contract denominated in a foreign currency or from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of its disposition also are treated as ordinary income or losses. These gains or losses increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” (a “PFIC”) for federal income tax purposes and the Fund does not make either of the elections described below, it may be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) if, for the taxable year involved, either (1) it derives at least 75% of its gross income from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce “passive income.”

The Fund could elect to “mark to market” stock in a PFIC. Under such an election, the Fund would include in income each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code, the Fund will be required to include in its income each taxable year a portion of the PFIC’s ordinary income and net capital gain, even if this income is not distributed to the Fund.

Investments in LLCs, LPs and Grantor Trusts. The Fund may invest in LLCs and LPs that will be classified for federal tax purposes as a partnership (and this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a “publicly traded partnership” (that is, a partnership the interests in which are “traded on an established securities market” or “readily tradable on a secondary market (or the substantial equivalent thereof)”) (a “PTP”) or (2) a non-PTP at least 90% of the income of which satisfies the Gross Income Requirement. Certain of those PTPs will be QPTPs. For a discussion of certain tax requirements, including the Gross Income Requirement see “Taxation – Meaning of Qualification.”

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as “qualified dividend income” and disposition of the Fund‘s interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, and in the case of a Fund investment in an LLC or LP that is not a PTP, the Fund would be able to treat its share of the entity’s income as qualifying income under the Gross Income Requirement only to the extent that income would be qualifying income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may not be qualifying income under the Gross Income Requirement. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a regulated investment company.

The Fund also may invest in grantor trusts, including those that invest in commodities.  Such a trust is essentially disregarded for federal tax purposes, with the result that the Fund, as an investor therein, will be treated as owning shares or units of fractional undivided beneficial interest of the Trust and to include its proportionate shares of the trust’s income, deductions, and credits in computing the Fund’s taxable income and credits.  Because those trusts ordinarily generate gross income that does not satisfy the Gross Income Requirement, the Fund will monitor and limit its investments in them to the extent necessary to preserve its status as a RIC.

D.           Federal Excise Tax

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least: (1) 98% of its ordinary income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 (or December 31, if the Fund so elects) of the calendar year. The balance of the Fund’s income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 of any year in determining the amount of ordinary income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

E.           Sale, Exchange or Redemption of Shares

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends in) other Fund shares within 30 days before or after the sale, exchange or redemption (a so-called “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

F.           State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

G.           Foreign Income Tax

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund’s assets to be invested within various countries cannot be determined.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election, you will be required to (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, (2) treat your share of such foreign taxes as having been paid by you and (3) either deduct such share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against federal income tax. You may be subject to rules that limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Fund.

7.           Other Matters

A.           The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995.  On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust’s Trust Instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate Statements of Additional Information.

Shareholder Voting and Other Rights.  Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights.  Fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares.  Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law.  Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; and (2) when the Trustees determine that the matter affects more than one fund and all affected funds must vote.  The Trustees may also determine that a matter only affects certain funds or classes of the Trust and thus only those funds or classes are entitled to vote on the matter.  Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust’s (or a fund’s) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

Termination or Reorganization of Trust or Its Series.  The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the Trust Instrument, the Trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the Trust Instrument, the Trustees may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B.           Fund Ownership

As of July 1, 2010, the percentage of Fund shares owned by all Trustees and officers of the Trust in the aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 1, 2010, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the shares of the Fund are listed in Table 10 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 1, 2010, the following shareholders may be deemed to control the Fund. “Control” for this purpose is the ownership of 25% or more of the Fund’s voting securities.

Listed below are shareholders who own of record or beneficially, 25% or more of the Fund’s voting securities.

Name and Address	% of Institutional Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	26.88%

C.           Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust’s Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust’s Trust Instrument provides for indemnification out of each series’ property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D.           Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust, Absolute and each Subadviser are included in Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2010 will be available on or after August 31, 2010 (1) without charge, upon request, by contacting the Transfer Agent at (888) 992-2765 or (888) 99-ABSOLUTE and (2) on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the period ended June 30, 2010 will also be available on the Fund’s website at www.absoluteadvisers.com.

E.           Code of Ethics

The Trust, Absolute, each Subadviser and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser, each Subadviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F.           Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G.           Financial Statements

The Fund’s Financial Statements and Financial Highlights for the fiscal period ended March 31, 2010 are incorporated by reference into the SAI from the Fund’s Annual report to shareholders and have been audited by BBD, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference and have been so incorporated in reliance upon the reports of such firm, given upon their authority as experts in accounting and auditing.

APPENDIX A – DESCRIPTION OF SECURITIES RATINGS

A.	Long-Term Ratings

1.
Moody’s Investors Service – Long-Term Corporate Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

2.
Standard and Poor’s – Long-Term Issue Credit Ratings (including Preferred Stock)

Issue credit ratings are based, in varying degrees, on the following considerations:
• Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• Nature of and provisions of the obligation;
• Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Note
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note	Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

3.
Fitch – International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Speculative Grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC	Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC	Default of some kind appears probable.

C	Default is imminent.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D
Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;
The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or 'CCC-C' categories.
Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

B.	Preferred Stock Ratings

1.	Moody’s Investors Service

aaa
An issue which is rated “aaa” is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
An issue which is rated “aa” is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

a
An issue which is rated “a” is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
An issue which is rated “baa” is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
An issue which is rated “ba” is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b
An issue which is rated “b” generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	An issue which is rated “caa” is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	An issue which is rated “ca” is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note
Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

C.	Short Term Ratings

1.	Moody’s Investors Service

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

2.	Standard and Poor’s

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Note
Dual Ratings.  Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

3.
Fitch

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Note
The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B – MISCELLANEOUS TABLES

Table 1- Investment Advisory Fees

The following table shows the dollar amount of fees paid to Absolute by the Fund, the amount of fee that was waived by Absolute, if any, and the actual fees retained by Absolute.

	Advisory Fee Accrued	Advisory Fee Waived	Advisory Fee Retained
Period Ended March 31, 2010	$21,873,044	$0	$21,873,044
Period Ended March 31, 2009	$14,569,315	$0	$14,569,315
Period Ended March 31, 2008	$8,628,821	$0	$8,628,821

Table 2 – Sales Charges (R Shares Only)

The following tables show the dollar amount of aggregate sales charge paid to the Distributor, the amount retained, and the amount reallowed to financial institutions in connection with purchases of the Fund’s R Shares.

	Aggregate Sales Charge	Sales Charge Retained	Sales Charge Reallowed
R Shares
Period Ended March 31, 2010	$0	$0	$0
Period Ended March 31, 2009	$39,107	$4,020	$35,087
Period Ended March 31, 2008	$65,664	$7,884	$57,780

Table 3 – Rule 12b-1 Distribution Fees (R Shares Only)

The following table shows the dollar amount of fees paid to the Distributor by the Fund pursuant to the Plan, the amount of fee that was waived by the Distributor, if any, and the actual fees retained by the Distributor.

	Plan Fee Charge	Plan Fee Waived	Plan Fee Received
R Shares
Period Ended March 31, 2010	$183,348	None	183,348
Period Ended March 31, 2009	$76,964	None	$76,964
Period Ended March 31, 2008	$85,919	None	$85,919

Table 4 – Administration Fees

The following table shows the dollar amount of fees paid to Citi, the Fund’s prior Administrator and Atlantic, the amount of fee that was waived by Citi and Atlantic, and the actual fees received by Citi and Atlantic.

	Administration Fee Accrued	Administration Fee Waived	Administration Fee Retained
Period Ended March 31, 2010	$594,181	$0	$594,181
Period Ended March 31, 2009	$527,173	$51	$527,122
Period Ended March 31, 2008	$407,741	$0	$407,741

Table 5 – Accounting Fees

The following table shows the dollar amount of fees payable to Citi, the Fund’s prior accountant, and Atlantic, with respect to the Fund, the amount of fee that was waived by Citi and Atlantic, if any, and the actual fee received by Citi and Atlantic.

	Accounting Fee Accrued	Accounting Fee Waived	Accounting Fee Retained
Period Ended March 31, 2010	$148,606	$0	$148,606
Period Ended March 31, 2009	$164,824	$0	$164,824
Period Ended March 31, 2008	$122,924	$0	$122,924

Table 6 – Compliance Fees

The following table shows the dollar amount of the fees paid to FCS and Atlantic for Compliance Services, the amount of the fee waived by FCS and Atlantic and the actual fees retained by FCS and Atlantic. The data presented is for the past three fiscal years.

	Compliance Fee Accrued	Compliance Fee Waived	Compliance Fee Retained
Period Ended March 31, 2010	$104,292	$27,336	$76,956
Period Ended March 31, 2009	$106,910	$3,458	$103,452
Period Ended March 31, 2008	$102,977	$12,653	$90,324

Table 7 – Commissions

The following table shows the brokerage commissions of the Fund.

	Total Brokerage Commissions ($)	Total Brokerage Commissions ($) Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor	% of Brokerage Commissions Paid to an Affiliate of the Fund, Absolute, Subadviser or Distributor
Period Ended March 31, 2010	$2,452,332	$0	0%
Period Ended March 31, 2009	$2,149,198	$0	0%
Period Ended March 31, 2008	$ 1,175,543	$0	0%

Table 8 – Directed Brokerage

The following table lists each broker to whom the Fund directed brokerage during the past fiscal year in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom.

	Broker Name	Amount Directed	Amount of Commissions Generated
Period Ended March 31, 2010	BNP Parabas Brokerage Services Inc.	$35,282,561	$96,885
	Bank of New York	$14,323,162	$22,220
	Citibank Group	$36,033,328	$32,933
	Goldman Sachs & Co.	$59,683,868	$124,778
	Instinet Corp.	$150,284,773	$95,632
	Jefferies & Co. Inc.	$54,288,606	$57,834
	Weeden & Co.	$2,800,179	$2,600

Table 9 - Securities of Regular Brokers or Dealers

The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund’s holdings of those securities as of the Fund’s most recent fiscal year.

	Regular Broker or Dealer	Value Held
Period Ended March 31, 2010	Merrill Lynch, Pierce, Fenner &Smith, Inc.	$6,994,000
	Credit Suisse First Boston Corp.	$2,867,000
	Morgan Stanley Dean Witter & Co.	$11,113,000
	Bank of New York	$7,837,000

Table 10 - 5% Shareholders

The following table lists: (1) the persons who owned of record 5% or more of the outstanding Fund shares of a class of shares of the Fund; and (2) any person known by the Fund to own beneficially 5% or more of a class of shares of the Fund shares, as of July 1, 2010:

Name and Address	% of R Class Shares
LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego, CA 92150	11.67%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.79%
Citigroup Global Markets 333 West 34th Street New York, NY 10001	6.77%

Name and Address	% of Institutional Class Shares
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	26.88%
National Financial Service For Exclusive Benefit of Customers One Financial Center 200 Liberty Street New York, NY 10281	21.73%
SEI Private Trust Company c/o Suntrust Bank ID 866 One Freedom Valley Drive Oaks, PA 19456	7.51%
Pershing, LLC 1 Pershing Plaza Jersey City, NJ 07399	5.49%
LPL Financial FBO Customer Accounts ATTN Mutual Fund Operations PO Box 509046 San Diego, CA 92150	5.46%

APPENDIX C – PROXY VOTING PROCEDURES

FORUM FUNDS
POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

July 31, 2003
As Amended September 14, 2004 and December 11, 2009

SECTION 1.  PURPOSE

Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

SECTION 2.RESPONSIBILITIES

(A)           Adviser. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

(B)           Reporting. The Adviser shall provide periodic reports to the Trust as to the implementation and operation of these Policies and the proxy voting policies and procedures of the Adviser as they relate to the Funds.

SECTION 3.  SCOPE

These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

SECTION 4.  POLICIES AND PROCEDURES FOR VOTING PROXIES

(A)	General
(1)
Use of Adviser Proxy Voting Guidelines or Proxy Voting Service. If (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust’s Board of Trustees (the “Board”) has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund’s proxies and has approved such guidelines; and (C) the Adviser’s or Proxy Voting Service’s Guidelines are filed as an exhibit to the applicable Fund’s Registration Statement (each considered “Adviser Guidelines”), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund’s proxies consistent with such Adviser Guidelines.

(2)	Absence of Proxy Voting Guidelines. In the absence of Adviser Guidelines, the Adviser shall vote the Fund’s proxies consistent with Sections B and C below.

(B) Routine Matters As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

(1)
Election of Directors. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

(2)	Appointment of Auditors. Management recommendations will generally be supported.

(3)
Changes in State of Incorporation or Capital Structure. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

(C)           Non-Routine Matters

(1)	Corporate Restructurings, Mergers and Acquisitions. These proposals should be examined on a case-by-case basis.

(2)	Proposals Affecting Shareholder Rights. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

(3)
Anti-takeover Issues. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

(4)
Executive Compensation. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

(5)
Social and Political Issues. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

(D)           Conflicts of Interest Each Adviser is responsible for maintaining procedures to identify conflicts of interest and, when applicable, determining the adequacy of a Proxy Voting Service’s procedures to identify conflicts. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, the Proxy Voting Service or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

If a Proxy Voting Service determines it has a conflict of interest with respect to voting proxies on behalf of the Fund, the Adviser shall vote the proxy in the best interests of the Fund and its shareholders.

If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according to the determination and maintain records relating to this process.

(E)           Abstention The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Chairman of the Board may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

APPENDIX D – ADVISER/SUBADVISER PROXY VOTING PROCEDURES

I.	GENERAL STATEMENT

Absolute Investment Advisers LLC (the “Adviser”) has discretion to vote the proxies received by Absolute Strategies Fund (the “Fund”), a series of Forum Funds (the “Trust”), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund’s shareholders and in accordance with these procedures and policies.

II.	POLICIES AND PROCEDURES FOR VOTING PROXIES

In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust’s policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund’s investment objectives, subject to the provisions of the Trust’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust’s procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.	RECORDKEEPING

The Portfolio Manager or their staff will maintain files relating to the Adviser’s proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A.	Copies of the proxy voting procedures and policies, and any amendments thereto.

B.
A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available.

C.	A record of each vote that the Adviser casts.

D.	A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

E.
A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.	DISCLOSURE

A.
The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.
A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.

SUBADVISER PROXY VOTING PROCEDURES

ARONSON+JOHNSON+ORTIZ, LP (AJO)

I. General Statement

Aronson+Johnson+Ortiz, LP (AJO) exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement, though some clients retain this authority. In the case of ERISA accounts AJO, as adviser to the plan, must vote all proxies for the securities managed by AJO, unless the authority to vote proxies is retained by another plan fiduciary.

II. Policies and Procedures for Voting Proxies

Each client account is voted by the firm’s Proxy Manager, and our proxy voting is overseen by the firm’s Proxy Oversight Committee. We have adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with our fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. Our quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues AJO will rely primarily on one or more independent third party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. We have procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. We vote each proxy individually and on rare occasions we will not follow the third party recommendation. We will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest. We rely solely on the third party recommendations in situations where AJO has a material conflict of interest (see “Conflicts of Interest,” below).

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

CONFLICTS OF INTEREST

Actual and potential conflicts of interest, including conflicts of interest of our third party proxy service, are monitored by AJO’s Proxy Oversight Committee. When a conflict is identified, the Committee first makes a determination as to whether the conflict is material. The Committee defines a material conflict as one reasonably likely to be viewed as important by the average shareholder. In the case of a material AJO conflict, we will vote the proxy in accordance with the third party recommendation, unless the client directs us otherwise or, in the case of an ERISA client, revokes our proxy voting authority in writing. In the case where both AJO and our primary proxy voting service each has a conflict of interest, the Committee will vote the proxy in accordance with the recommendation of our secondary proxy service.

III. RECORD-KEEPING

AJO will maintain all required proxy voting records for five years or for such longer time as applicable law or client guidelines require. AJO may satisfy some of its record-keeping obligations by utilizing third party service providers or by relying on records available on EDGAR, the SEC’s online document filing and retention system.

IV. VOTE DISCLOSURE

Each proxy voted by AJO for a client account is disclosed to the client quarterly. Clients may receive additional reports of proxies voted on their behalf by AJO by calling us collect at 215/546-7500.

AJO treats proxy votes as the property of the client and will not disclose proxy votes to third parties.

HORIZON ASSET MANAGEMENT SERVICES, LLC

PROXY VOTING POLICIES AND PROCEDURES

I. INTRODUCTION AND OVERVIEW

Horizon Asset Management Services, LLC, (“HAMS") has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. As an investment adviser, HAMS analyzes the proxy statements of issuers whose stock is owned by its institutional and private clients who have requested that HAMS be involved in the proxy process. The fundamental guideline followed by HAMS in voting proxies is to ensure that the manner in which shares are voted is in the best interest of its clients/beneficiaries and the value of the investment. One of the key factors HAMS considers when determining the desirability of investing in a particular company is the quality and depth of it management. With this in mind, these Policies and Procedures were developed with the recognition that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, HAMS believes that the recommendation of management on most issues should be given weight in determining how proxy issues should be voted. The company’s position, however, will not be supported in any situation where it is found to be not in the best interests of their client, and HAMS may always elect to vote contrary to management where it believes a particular proxy proposal may adversely affect the company.

II. ADMINISTRATION

Proxy Voting. Proxy voting authority rests with (1) the primary portfolio manager, or in his/her absence, and (2) the Chief Investment Officer for each private client account. In evaluating issues, the portfolio manager or Chief Investment Officer may consider information from many sources, including management of a company presenting a proposal, shareholder groups and independent proxy research services. Proxy Administrator. HAMS designates Andrew Fishman, Esq., its Proxy Administrator (“Proxy Administrator”) who will be responsible for ensuring that all proxy matters are communicated to the portfolio managers and Chief Investment Officer for consideration. The Proxy Administrator will then vote the proxies consistent with the instructions by a portfolio manager or Chief Investment Officer. In addition, the Proxy Administrator shall be responsible for establishing positions with respect to corporate governance and other proxy issues. The Proxy Administrator also reviews questions and responds to inquiries from clients pertaining to proxy issues and corporate responsibility. Conflicts of Interest Occasionally, HAMS may be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. In situations where HAMS perceives a material conflict of interest, HAMS may disclose the conflict to the relevant clients; defer to the voting recommendation of the clients or of an independent third party provider of proxy services; send the proxy directly to the clients for a voting decision; or take such other action in good faith, in consultation with counsel, to determine the appropriate method to resolve the conflict in the interest of clients, based upon the particular facts and circumstances. Under normal circumstances, if a conflict is determined not to be material, HAMS will vote the proxy in accordance with this policy. The method selected by HAMS to vote proxies in the presence of a conflict may vary depending upon the facts and circumstances of each situation and the requirement of applicable law. In all such cases, HAMS will take steps designed to ensure that the decision to vote the proxies was based on the client’s best interest and was not a product of the conflict.

III. REPORTING AND RECORD RETENTION

HAMS will maintain the following records relating to proxy votes cast under these policies and procedures:

I. A copy of these policies and procedures.

II. A copy of each proxy statement HAMS receives regarding client securities.

III. Records of each vote cast by HAMS on behalf of a client including: (i) the name of the issuer of the portfolio security; (ii) the exchange ticker symbol of the portfolio security; (iii) the Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security; (iv) the shareholder meeting date; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the issuer or by a security holder; (vii) whether HAMS cast its vote on the matter; (viii) how HAMS cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and (ix) whether HAMS cast its vote for or against management.

IV. A copy of any document created by the Proxy Administrator that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for the decision.

V. A copy of each written client request for proxy voting information and a copy of any written response by HAMS. The foregoing records will be retained for such period of time as is required to comply with applicable laws and regulations. The Proxy Administrator will cause copies of the foregoing records, as they relate to particular clients, to be provided to those clients upon request.

IV. PROXY VOTING GUIDELINES.

The following are our Proxy Voting Guidelines (the “Guidelines”). It is intended that the Guidelines will be applied with a measure of flexibility. It is anticipated that most votes will be consistent with the Guidelines. However, a portfolio manager or Chief Investment Officer may occasionally take an independent view on certain issues and vote differently then the Guidelines. For proxy votes inconsistent with the Guidelines, the Proxy Administrator will review all such proxy votes in order to determine whether the voting rationale appears reasonable. There may also be issues listed on a proxy ballot that are not covered by the Guidelines. In those instances, the portfolio manager or Chief Investment Officer shall consult with the Proxy Administrator and will then vote the proxy in his/her best judgment.

1. Operational Items.

Adjourn Annual Meeting. We generally vote AGAINST proposals to provide management with the authority to adjourn an annual meeting absent compelling reasons. We will, however, generally for FOR proposals to change the date, time or location of an annual meeting unless unreasonable.

Amend Bylaws (minor changes). We vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name. We vote FOR proposals to change the corporate name.

Ratifying Auditors. We for FOR proposals to ratify auditors unless there is reason to do so would not be in the best interest of shareholders.

2. Board of Directors.

Voting on Director Nominees. Votes for director nominees will generally be voted FOR unless, on a case-by-case basis, a portfolio manager believes it would be not in the best interests of shareholders.

Age Limits. We vote AGAINST proposals to impose a mandatory retirement age for outside or interested directors.

Board Size. We vote FOR proposals seeking to fix the board size or designate a range for the board size. We vote AGAINST proposals that give management the ability to alter the size of the board outside a specified range without shareholder approval.

Cumulative Voting. We vote these issues on a case-by-case basis relative to the company’s other governance provisions.

Director and Officer Indemnification. We vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. We vote other indemnification issues on a case-by-case basis, using the Delaware law as the standard.

Filling Vacancies/Removal of Directors. We vote AGAINST proposals that provide directors may be removed only for cause. We vote FOR proposals to restore shareholder ability to remove directors with or without cause. We vote AGAINST proposals that provide only continuing directors may elect replacements to fill board vacancies. We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman. We vote on a case-by-case basis proposals requiring that positions of chairman and CEO be held separately.

Stock Ownership Requirements. We generally vote AGAINST proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Term Limits. We vote AGAINST proposals to limit the tenure of outside directors.

3. Proxy Contests.

Voting for Director Nominees in Contested Elections. Votes in a contested election of directors must be evaluated on a case-by-case bases, considering the management’s track record, background to the proxy contest, qualifications of the director nominees (both sides) and an evaluation of the proposed objectives from each side.

Reimbursing Proxy Solicitation Expenses. Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis considering the factors mentioned above.

Confidential Voting. We vote FOR proposals requesting that corporations adopt confidential voting.

4. Antitakover Defenses and Voting Related Issues.

Amend Bylaws without Shareholder Consent. We vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Poison Pills. We vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. We review on a case-by-case basis shareholder proposals to redeem a company’s poison pill. We also review on a case-by-case basis proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent. We vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. We vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings. We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements. We vote AGAINST proposals to require a supermajority shareholder vote. We vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings.

Appraisal Rights. We vote FOR proposals to restore, or provide shareholders with rights of appraisal.

Asset Purchases. We vote on a case-by-case basis asset purchase proposals, considering purchase price, fairness, financial and strategic benefits, conflicts of interest, etc.

Asset Sales. We vote on asset sales on a case-by-case basis, considering the impact on the balance sheet, anticipated financial and operating benefits, anticipated use of funds, fairness of the transaction, conflicts of interest, etc.

Conversion of Securities. We vote proposals regarding conversion of securities on a case-by-case basis, considering the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, conflicts of interest, etc.

Corporate Reorganization/Debt Restructuring. We vote on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the dilution to existing shareholders’ position, terms of the offer, financial issues, control issues, conflicts of interest, etc. We vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company. We vote proposals regarding the formation of a holding company on a case-by-case basis, taking into consideration the reasons for the change, financial or tax benefits, regulatory benefits, increases in capital structure, etc. Absent compelling reasons, we vote AGAINST the formation of a holding company if the transaction would have an adverse change in shareholder rights.

Joint Ventures. We vote on a case-by-case basis proposals to form joint ventures, taking into consideration the percentage of assets contributed, percentage of ownership, financial and strategic benefits, conflicts of interest, etc.

Liquidations. We vote on a case-by-case basis proposals on liquidations after reviewing the relevant factors.

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value.

Private Placements. We vote on a case-by-case basis proposals regarding private placements, considering dilution to existing shareholders’ position, terms of the offer, financial issues, conflicts of interests, etc.

Spinoffs. Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory benefits, valuations, fairness, conflicts of interest, etc.

6. State of Incorporation.

Control Share Acquisition Provisions. We generally vote AGAINST changes seeking to protect management from challenges in legitimate proxy contests.

Greenmail. We vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Reincorporation Proposals. Proposals to change a company’s state of incorporation should be evaluated on a case-by-case basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

State Antitakeover Statutes. We review on a case-by-case basis proposals to opt in or out of state takeover statutes, including control share acquisition statutes, control share cash-out statutes, fair price provisions, stakeholder laws, poison pill endorsements, antigreenmail provisions, etc.

7. Capital Structure.

Adjustments to Par Value of Common Stock. We for FOR management proposals to reduce the par value of common stock.

Common Stock Authorization. We vote proposals to increase the number of shares of common stock authorized for issuance on a case-by-case basis. Generally, we vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Dual-class Stock. We generally vote AGAINST proposals to create a new class of common stock with superior voting rights. We vote FOR proposals to create a new class of nonvoting or subvoting common stock if deemed to be in the best interest of shareholders.

Preemptive Rights. We review on a case-by-case basis proposals that seek preemptive rights, considering the size of the company, characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock. We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. We vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Recapitalization. Proposals on the recapitalization or reclassification of securities are voted on a case-by-case basis, taking into account the liquidity, fairness, impact on voting power and dividends, and other alternatives.

Reverse Stock Split. We vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. We vote FOR management proposals to implement a reverse stock split to prevent delisting. Other situations are voted on a case-by-case basis.

Stock Splits and Dividends. We generally vote FOR proposals to increase the common share authorization for a stock split or share dividend.

8. Executive and Director Compensation.

Votes with respect to compensation plans should be determined on a case-by-case basis. The methodology used in reviewing compensation plans considers long-term corporate performance (on both an absolute and relative basis), cash compensation and other relevant factors.

Director Compensation. Votes on compensation plans for directors are determined on a case-by-case basis.

Director Retirement Plans. We generally vote AGAINST retirement plans for nonemployee directors. We generally vote FOR proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Repurchase Plans. Votes on employee stock purchase plans should be determined on a case-by-case basis.

Incentive Bonus Plans. We vote on a case-by-case basis proposals to award incentive based compensation.

Employee Stock Ownership Plans (ESOP). We vote FOR proposals to implement as ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive.

401(k) Employee Benefit Plans. We vote FOR proposals to implement a 401(k) savings plan for employees.

Option Expensing. We generally vote FOR proposals asking the company to expense stock options, unless the circumstances suggest otherwise.

Performance Based Stock Options. We vote on a case-by-case basis proposals advocating the use of performance-based stock options, including indexed, premium-priced, and performance-vested options.

9. Social Responsibility Issues. HAMS acknowledges its duty both as a corporate citizen and as a manager of investment funds to address important social issues. The intention of our firm is not to impose its moral or social views upon clients. Nor should HAMS restrict in any way the day-to-day operating procedures of a corporation unless, in so doing, the economic value of the client’s investment is enhanced.

Questions related to the Policies and Procedures should be directed in writing addressed to the Proxy Administrator at the address below:

Horizon Asset Management Services, LLC
Attn: Proxy Administrator
470 Park Avenue South, 4th Floor South
New York, New York 10016

KOVITZ INVESTMENT GROUP, LLC

Proxy Voting Policy

Kovitz Investment Group, LLC, as a matter of policy and practice, subject to ERISA, will not vote proxies on behalf of advisory clients. The firm may offer assistance as to proxy matters upon a client’s request, but the client always retains the proxy voting responsibility. Kovitz Investment Group, LLC’s policy of having no proxy voting responsibility is disclosed to clients.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Marc S. Brenner has the responsibility for the implementation and monitoring of our proxy policy and to ensure that the firm does not accept or exercise any proxy voting authority on behalf of clients without an appropriate review and change of the firm’s policy with appropriate regulatory requirements being met and records maintained.

Procedure

•	Kovitz Investment Group, LLC, has adopted the following procedures:

•	Kovitz Investment Group, LLC discloses its proxy voting policy of not voting proxies in the firm’s Disclosure Document, advisory agreement or other client information.

•	Kovitz Investment Group, LLC’s advisory agreements provide that the firm has no proxy voting responsibilities and that the advisory clients expressly retain such voting authority.

•	Kovitz Investment Group, LLC’s new client information materials may also indicate that advisory clients retain proxy voting authority.

•
Marc S. Brenner reviews the nature and extent of advisory services provided by the firm and monitors such services to periodically determine and confirm that client proxies are not being voted by the firm or anyone within the firm, and handles all proxy-related client inquiries. He also has verified that provision have been made (through clearing firm) to ensure that clients receive proxy materials directly.

•	The Company has adopted and requires compliance with the Ancillary Policy “Proxy Voting Policy.”

LONGHORN CAPITAL PARTNERS, L.P.

Longhorn Capital Partners, L.P.

Proxy Voting Guidelines

1.             Application; General Principles

1.1             These proxy voting guidelines (the “Guidelines”) apply to securities held in investor accounts as to which Longhorn Capital Partners, L.P. (the “Company”) has direct voting authority granted by the Client   upon initial investment.

1.2             The Company shall vote proxies in respect of securities owned by or on behalf of a investor in the investor’s best economic interests and without regard to the interests of the Company or any other investor of the Company.

1.3             If the investor does not grant direct voting authority to the Company, upon receipt by the Company of any proxy statement, the Company will seek voting authority from the investor and/or forward the proxy statement to the investor.

2.             Voting; Procedures

2.1             To provide centralized management of the proxy voting process the Chief Investment Officer (the “CIO”) shall be responsible for administering these Guidelines.

2.1.1             The CIO shall:

•
supervise of the proxy voting process, including the identification of material conflicts of interest involving the Company and the proxy voting process in respect of securities owned by or on behalf of such investors;

•	determine how to vote proxies relating to issues not covered by these Guidelines; and

•	determine when the Company may deviate from these Guidelines.

2.2             Unless the CIO otherwise determines (and documents the basis for his decision) or as otherwise provided below, the CIO shall cause proxies to be voted in a manner consistent with the Guidelines.

2.2.1             Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the CIO shall cause proxies to be voted in accordance with the Guidelines.

2.2.2             For investors that are registered investment companies or would be registered investment companies but for an exemption (“Funds”), where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the Company shall disclose the conflict and the CIO’s determination of the manner in which to vote to the Fund’s management. The CIO’s determination shall take into account only the interests of the Fund, and the CIO shall document the basis for the decision and furnish the documentation to the management.

2.2.3             For investors that are unregistered pooled investment vehicles, where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the Company will generally vote in accordance with the recommendation of an independent third party.

2.2.4             For investors other than Funds, where a material conflict of interest has been identified and the matter is not covered by the Guidelines, the CIO shall disclose the conflict to the investor and advise the investor that its securities will be voted only upon the investor’s written direction.

2.3             The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its investor’s overall best interests not to vote. Such determination may apply in respect of all investor holdings of the securities or only certain specified investors, as the Company deems appropriate under the circumstances. As examples, the CIO may determine how to vote proxies on matters such as: (a) corporate governance, (b) disclosure of executive compensation, or (c) share repurchase programs.

3.             Conflicts of Interest

3.1             Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of these
Guidelines:

3.1.1             The issuer is a investor of the Company accounting for more than 5% of the Company’s annual revenues.

3.1.2             The issuer is an entity that reasonably could be expected to pay the Company more than $1million through the end of the Company’s next two full fiscal years.

3.1.3             The issuer is an entity in which an officer or director of the Company or a relative2 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 during the Company’s last three fiscal years.

3.1.4             The matter under consideration could reasonably be expected to result in a financial benefit to the Company of at least $1million through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a mutual fund advised by the Company or an affiliate).

3.1.5             Another investor or prospective investor of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any investor’s securities on a particular matter in a particular way.

3.1.6             Any other circumstance where the Company’s duty to serve its investors’ interests, typically referred to as its “duty of loyalty”, could be compromised.

2For the purposes of these Guidelines, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

3.2             Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of these Guidelines in respect of a specific vote or circumstance if:

3.2.1             The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer’s outstanding voting securities and (ii) such securities do not represent more than 2% of the investor’s holdings with the Company.

3.2.2             The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.             Recordkeeping and Retention

4.1             The Company shall retain records relating to the voting of proxies, including:

4.1.1             Copies of these Guidelines and any amendments thereto.

4.1.2             A copy of each proxy statement that the Company receives regarding investor securities.

4.1.3             A copy of any request by the Company to the investor for voting authority and a copy of the proxy statement forwarded to the investor if the investor reserves the right to vote the proxy.

4.1.4             Records of each vote cast by the Company on behalf of investors.

4.1.5             A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.6             A copy of each written request for information on how the Company voted proxies on behalf of the investor, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2             These records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3             The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

METROPOLITAN WEST ASSET MANAGEMENT, LLC

WEST GATE ADVISORS, LLC
PROXY AND CORPORATE ACTION VOTING POLICIES AND
OVERVIEW OF PROCEDURES JULY 1, 2006

I. POLICY

Metropolitan West Asset Management, LLC (“MWAM”) and West Gate Advisors, LLC (“WGA”) act as discretionary investment advisers for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While MWAM and WGA primarily manage fixed income securities, each may on occasion hold a voting security (or a security for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, MWAM and WGA will vote all proxies or act on all other actions received in sufficient time prior to the deadlines as part of their full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, MWAM and WGA’s utmost concern is that all decisions be made solely in the best interest of their clients (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). MWAM and WGA will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of their accounts.

II. PURPOSE

The purpose of these Proxy Voting and Corporate Action Policies and Overview of Procedures is to memorialize the procedures and policies adopted by MWAM and WGA which enable each to comply with their accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III. PROCEDURES

MWAM’s 2 Operations Department is ultimately responsible for ensuring that all proxies received by MWAM and WGA are voted in a manner that is both timely and consistent with each client’s best interest. Although many proxy proposals can be voted in accordance with our established guidelines (See Section V of this Policy for details of these guidelines), we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines. The Chief Financial Officer (or a designee who must be a Fund Officer) will review all proxy decisions for the Metropolitan West Funds before mailing. The Chief Operating Officer, Director of Client Services or a designee will review all proxy decisions on the separate accounts prior to mailing The Operations Department is also responsible for ensuring that all corporate actions received by MWAM and WGA are addressed in a timely manner and consistent action is taken across all portfolios.

1 For detailed procedures for Class Action and Proxies, see P:\Compliance-PublicReferenceDocuments\Investment Adviser (MWAM).

2 All registered persons of MWAM and WGA are MWAM employees. Within contexts where applicable to the authorized business areas of MWAM and WGA, all references to MWAM employees shall be construed to mean both MWAM and WGA persons.

The Operations Department is also responsible for requiring any personnel, who are responsible for making proxy voting decisions, to report any attempts by others in the firm to influence their voting of client proxies in a manner that is inconsistent with the best interest of the client. These reports shall be made to the Chief Compliance Officer or a member of executive management.

The Operations Department shall also report to the Chief Compliance Officer, or a designee, all conflicts of interest that arise. The Chief Compliance Officer shall ensure that such conflicts are resolved. If necessary, such reports may lead to amending the firm’s proxy voting policies & procedures. Finally, consistent with the fiduciary duty of care, Operations Department may also monitor corporate events as they relate to proxies and/or class actions.

A. Conflict of Interest

MWAM and/or WGA can have conflict of interest if it is called to vote on a proxy or respond to class action for a company of the Adviser or the Adviser’s control affiliate, such as the Metropolitan West Funds. Such conflict may also pertain to relationships that the Advisers have with issuers, such as clients that issue securities. As an example, the conflict of interest may arise when MWAM is requested to respond to a proxy issued by the Metropolitan West Funds which are held in a managed account of MWAM. Where a proxy proposal raises a material conflict of interest between MWAM or WGA’s interests and the client’s, including a mutual fund client, MWAM and WGA will resolve such a conflict in the manner described below:

1. Obtain Consent of Clients. As MWAM and WGA have discretion to make a case-by-case decision under the Guidelines with respect to the proposal in question, they will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. Prior to contacting the client, Operations Department shall consult with the Chief Compliance Officer (or his designee). The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict, so that the client would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, MWAM and WGA will abstain from voting the securities held by that client’s account.

2. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct MWAM or WGA to forward all proxy matters in which MWAM or WGA may have a conflict of interest regarding the client’s securities to an independent third party for review. Where such independent third party’s recommendations are received on a timely basis, MWAM and WGA will vote all such proxies in accordance with the third party’s recommendation. If the third party’s recommendations are not timely received, MWAM and WGA will abstain from voting the securities held by that client’s account.

B. Limitations

In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where MWAM or WGA has determined that it is in the client’s best interest, MWAM and WGA will not vote proxies received. The following are some circumstances where MWAM and WGA will limit their role in voting proxies received on client securities. MWAM or WGA will follow an analogous process for Class Actions, when applicable.

1. Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, MWAM and WGA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by MWAM or WGA it will promptly be forwarded to the client.

2. Terminated Account: Once a client account has been terminated with MWAM or WGA in accordance with its investment advisory agreement, neither MWAM or WGA will vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value: If MWAM or WGA concludes that the value on a client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, MWAM and WGA will abstain from voting a client’s proxies. Neither MWAM nor WGA votes proxies received for securities which are no longer held by the client’s account. In addition, neither MWAM nor WGA generally votes securities where the economic value of the securities in the client account is less than [$500].

4. Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, MWAM and WGA may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

5. Unidentified Proxy Owner: Infrequently, MWAM and WGA may receive a proxy for a client that cannot be identified through the materials received. In these circumstances, MWAM and WGA will exercise their best efforts to identify the client to which the proxy belongs. If the client cannot be identified, the policy of MWAM and WGA is to not vote the proxy. This policy was adopted for various reasons, including: (i) the inability to confirm current client ownership of the security; (ii) the risk of voting contrary to a client’s requirements or of voting when the client has reserved voting authority; and (iii) the administrative burden of voting and tracking a proxy action not related to any particular client account when there is no clear benefit for any particular clients.

IV. RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, MWAM and WGA will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that MWAM and WGA may rely on the proxy statement filed on EDGAR as their records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision regarding how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

MWAM and WGA will describe in Part II of their Form ADV’s (or other brochure fulfilling the requirement of Rule 204-3) their proxy voting policies and procedures and will advise clients about how they may obtain information on how MWAM or WGA voted their securities. Clients may obtain both information on how their securities were voted and a copy of the Policies and Procedures by written request addressed to MWAM or WGA respectively. MWAM will enter into arrangements with all mutual fund clients to provide any information required to be filed by such mutual fund on Form N-PX.

V. GUIDELINES

Proxy Voting

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A. VOTE AGAINST

1. Issues regarding Board entrenchment and anti-takeover measures such as the following:

a. Proposals to stagger board members’ terms;

b. Proposals to limit the ability of shareholders to call special meetings;

c. Proposals to require super majority votes;

d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e. Proposals regarding “fair price” provisions;

f. Proposals regarding “poison pill” provisions; and

g. Permitting “green mail”.

h. Providing cumulative voting rights.

i. “Social issues,” unless specific client guidelines supersede, e.g., restrictions regarding South Africa.

B. VOTE FOR

1. Election of directors recommended by management, except if there is a proxy fight.

2. Election of auditors recommended by management, unless seeking to replace if a dispute exists over policies.

3. Date and place of annual meeting.

4. Rotation of annual meeting place.

5. Limitation on charitable contributions or fees paid to lawyers.

6. Ratification of directors’ actions on routine matters since previous annual meeting.

7. Confidential voting.

8. Limiting directors’ liability

C. CASE-BY-CASE

Proposals to:

1. Pay directors solely in stock.

2. Eliminate director mandatory retirement policy.

3. Mandatory retirement age for directors.

4. Rotate annual meeting location/date.

5. Option and stock grants to management and directors.

6. Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

7. Fundamental investment policy changes for registered investment vehicles.

8. Change in corporate governance structures

9. Adoption of amendments to compensation plans, including stock option plans

® Class Action

Keeping in mind that fiduciary issues should be the primary consideration, each class action and the affected clients will be considered individually in deciding whether or not clients may be eligible to become a member of the class and participate in any settlement or judgment arising from a class action lawsuit Factors involved in this decision include: the amount of the potential settlement, whether the client remains an MWAM client, whether MWAM has any particular insight into the litigation under question, the status of the class action suit, and any other pertinent factors under the circumstances.

/1/ The Adviser may choose instead to have a third party retain a copy of proxy statements (provided that third party undertakes to provide a copy of the proxy statements promptly upon request).

/2/ The Adviser may also rely on a third party to retain a copy of the votes cast (provided that the third party undertakes to provide a copy of the record promptly upon request).

MOHICAN FINANCIAL MANAGEMENT, LLC.

Mohican Financial PROXY VOTING POLICY and procedures

If the Adviser exercises voting authority with respect to client securities, the Adviser is required to adopt and implement written policies and procedures that are reasonably designed to ensure that the Adviser votes client securities in a manner consistent with the best interests of such client. (Rule 206(4)-6). The SEC has indicated that a discretionary investment manager is required to exercise voting authority with respect to client securities, even if the investment advisory agreement is silent on this point, unless the client has specifically retained voting authority. The Adviser’s proxy voting policy and procedures is set forth in Appendix M.

Adopted 1 January 2006
Revised as of December 2005

I. STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such right is properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

All proxies received by the Adviser will be sent to the Compliance Officer. The Compliance Officer will:

•	Keep a record of each proxy received;

•	Forward the proxy to the portfolio manager;

•	Determine which accounts managed by the Adviser hold the security to which the proxy relates;

•
Provide the portfolio manager with a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

•
Absent material conflicts (see Section IV below), the portfolio manager will determine how the Adviser should vote the proxy. The portfolio manager will send its decision on how the Adviser will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and mailing the proxy in a timely and appropriate manner.

•
The Adviser may retain a third party to assist it in coordinating and voting proxies with respect to client securities. If so, the Compliance Officer will monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. VOTING GUIDELINES

In the absence of specific voting guidelines from the client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

•
Generally, the Adviser will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

•
Generally, the Adviser will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

For other proposals, the Adviser shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

•	whether the proposal was recommended by management and the Adviser’s opinion of management;

•	whether the proposal acts to entrench existing management; and

•	whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

1. The Compliance Officer will identify any conflicts that exist between the interests of the Adviser and its clients. In particular, the portfolio manager will notify the Compliance Manager of any relationship the Adviser has with any issuer of a security and the Compliance Officer will determine if the relationship is a potential conflict of interest.

2. If a material conflict exists, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected clients and give the clients the opportunity to vote their proxies themselves. Absent the client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III. “Voting Guidelines” above.

V. DISCLOSURE

1. The Adviser will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail or telephone to obtain information on how the Adviser voted such client's proxies and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy about which the client has inquired, (a) the name of the issuer; (b) the proposal voted upon, and (c) how the Adviser voted the client’s proxy.

A concise summary of this Proxy Voting Policy and Procedures will be included in the Adviser's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent.

SSI INVESTMENT MANAGEMENT INC.

Proxy Voting Policies and Procedures

This Statement of Policies and Procedures (this “Statement”) sets forth the policies and procedures of SSI Investment Management Inc. (the “Firm”) with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

A. Certain Definitions

“Client” means any person (including any Investment Fund) to which or for whom the Firm provides investment advisory services.

“Discretionary Account” means the investment portfolio of any Client with respect to which that Client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All Investment Funds are Discretionary Accounts.

“Investment Fund” means any United States or non-United States investment fund or pool of which the Firm serves as general partner, managing member or investment adviser or in a similar capacity.

“Non-Discretionary Account” means the investment portfolio of any Client with respect to which that Client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

“Proxy Control Associate” means the person responsible for overseeing the adherence to the policies and procedures related to proxy voting.

B. Use of Proxy Voting Service

The Firm has retained the services of Institutional Shareholder Services, Inc. (“ISS”), which provides research and recommendations on proxy voting issues. ISS has authority to vote the proxies for each Discretionary Account, in accordance with the Proxy Voting Policies set forth below.

From time to time, SSI reviews the policies and procedures that ISS has adopted and implemented to insulate ISS’s voting recommendations from incentives to vote the proxies to further their relationships with issuers.

C. Discretionary Accounts

For all accounts SSI has voting authority, the Firm will instruct each custodian for a Discretionary Account to deliver to ISS all proxy solicitation materials received with respect to that Discretionary Account. ISS will review the securities held in its Discretionary Accounts on a regular basis to confirm that ISS receives copies of all proxy solicitation materials concerning such securities.

The Firm, through ISS, will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Firm has instructed ISS to make all voting decisions on behalf of a Discretionary Account based solely on the determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response. The Proxy Control Associate may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

1. Company Information. The Firm, through ISS, will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. ISS evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available.

1.	Proxy Voting Policies

a)
The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

(i)	the proposal has a positive economic effect on shareholder value:

(ii)	the proposal poses no threat to existing rights of shareholder;

(iii)	the dilution, if any, of existing shares that would result from approval fo the proposal is warranted by the benefits of the proposal; and

(iv)	the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

b)	The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

(i)	the proposal has an adverse economic effect on shareholder value;

(ii)	the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

(iii)	the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

(iv)	the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

(v)	the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of on e individual.

c)
The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

d)
From time to time, ISS provides to the Firm more detailed proxy voting guidelines, in accordance with this section 3(b), the most recent version of which SSI maintains and will be followed by ISS when voting proxies.

3. Conflicts of Interest. Due to the size and nature of the Firms’ operations and the Firms’ limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 3(b). The Firm will not place its own interests ahead of the interests of its Discretionary Accounts in voting proxies. When voting proxies, the Firm does not consider any conflicts of interest that any other affiliate of a client (such as another service provider to an investment company client) may have.

If the Firm determines that the proxy voting policies in section 3(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected Client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that Client of the actual or potential conflict of interest and of the Firm’s intended response to the proxy request (which response will be in accordance with the policies set forth in section 3(b)), and request that the Client consent to the Firm’s intended response. With respect to any Investment Fund of which the Firm serves as manager or general partner or in a similar capacity, the Firm will provide the foregoing notices to all investors in the Investment Fund and request the consent of a majority in interest of such investors. If the Client (or a majority in interest of the investors in an Investment Fund) consents to the Firm’s intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the Client (or a majority in interest of the investors in an Investment Fund) objects to the Firm’s intended response, the Firm will vote the proxy as directed by the Client (or a majority in interest of the investors in an Investment Fund).

4. Shareholder Proposals by the Firm. The Firm will submit a shareholder proposal on behalf of an Investment Fund only if the Firm believes that the proposal would provide a substantial overall benefit to the Investment Fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account Client or with that Client’s prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 3(b) and (c), unless otherwise directed by the Discretionary Account Client.

5. Proxy Vote Summaries. At the request of a Discretionary Account Client or an investor in an Investment Fund (other than an Investment Fund that is registered as an investment company with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “ICA”)(such Investment Fund a “Registered Fund”)), the Firm will provide that person with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by that person and the action taken by the Firm on each such proxy. Regarding the proxy votes in respect of the portfolio securities in a Registered Fund, the Firm will provide that Registered Fund with the information required to be disclosed by that Registered Fund pursuant to Rule 30b1-4 of the ICA and SC Form N-PX promulgated thereunder, including:

a)	The name of the issuer of the portfolio security;

b)	The exchange ticker symbol of the portfolio security;

c)	The Council on Uniform Securities Identification Procedures number for the portfolio security (unless not available through reasonably practical means, e.g., in the case of certain foreign issuers);

d)	The shareholder meeting date;

e)	A brief identification fo the matter voted on;

f)	Whether the matter was proposed by the issuer or by a security holder;

g)	Whether the registrant cast its vote on the matter;

h)	How the registrant cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors; and

i)	Whether the registrant cast its vote for or against management.

D. Non-Discretionary Accounts

The Firm promptly will forward any proxy solicitation materials concerning the securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate Client. The Firm will vote any such proxy as directed by that Client. At a Client’s request, the Firm may, but is not obligated to, advise that Client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any Client unless such advice has been approved by the Proxy Control Associate.

E. Records

The Firm will keep a copy of (a) each proxy statement it receives regarding securities held in Discretionary Accounts, (b) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (c) any document created by the Firm that is material to the Firm’s decision on voting a proxy or that describes the basis for that decision, (d) each written request from a Discretionary Account Client or an investor in an Investment Fund (other than a Registered Fund) for information about how the Firm votes proxies of that Discretionary Account or Investment Fund, (e) each written response by the Firm to any oral or written request from a Discretionary Account Client or an investor in an Investment Fund other than a Registered Fund for such information and (f) with respect to a registered Fund the information required by section 4(e) hereof. The Firm may delegate to a third party the duty to keep the records identified in sections 5(a) and (b) if that third party agrees to furnish such records to the Firm and, with respect to any records pertaining to the Registered Fund proxy voting are the property of the Firm and that Registered Fund. Each such record will be maintained by the Firm or such third party for at least six years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm’s office (or such third party’s office, as the case may be). The Firm or such third party may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC’s EDGAR system.

ST. JAMES INVESTMENT COMPANY, LLC

Proxy Voting Policies and Procedures

St. James Investment Company

St. James Investment Company (“Adviser”) has adopted the following policies and procedures regarding proxy voting for its clients’ accounts.

Duty of Care

At all times, Adviser has a “duty of care” to its clients, and St. James recognizes and accepts this responsibility.  Should the Adviser exercise voting authority over its clients’ proxies, it must ensure that all proxies are handled in the best interests of its clients.

As a registered investment adviser with the SEC, St. James owes its clients a duty of care and a duty of loyalty at all times.  This means that if granted the authority to vote proxies, St. James must always vote in the best interests’ of their clients – not the best interests of anyone else.  St. James must maintain copies of all proxy votes cast on their behalf, and St. James will provide clients with this information upon request.

Proxy Voting Authority

Currently St. James has agreed to retain proxy voting authority over only some of its clients’ accounts.  This is decided by the client.  For those clients that have authorized St. James to vote proxies on their behalf, proxy voting ballots will be sent directly to St. James.  For all others, proxy ballots will be sent directly to the client at their address of record.  For those clients that vote their own proxies, but would still like advice before casting their ballot, instructions will be provided telling them to contact St. James at 214-484-7250.

Determining the Vote

In most cases, St. James will advise the client to vote along with management suggestions unless St. James or the client is aware of any information that would affect the voting.  Examples of factors that may be taken into account when voting on particular matters presented to St. James are changes in corporate governance structures; adoption or amendments to compensation plans (including stock options); matters involving social issues or corporate responsibility and other matters that directly affect the fees paid by our clients.  This is not an all-inclusive list.  For mutual fund investments, our factors may be different than those already listed, but they will probably include such things as:  approval of advisory contracts, distribution plans (i.e., 12b-1 plans), and mergers.

For proxies to elect candidates to directorships of a public company or mutual fund, we will vote in favor of the ballot recommendations of the corporation or fund unless we have personal knowledge of a problem or have a direct conflict of interest.  Robert Mark and Brian Mark will have the authority and responsibility to vote all proxy requests received.  He/she will also be responsible for enforcing our policies and procedures on this important topic.

Material Conflicts of Interest

St. James is not currently aware of any material conflicts of interest that may affect its recommendations to clients, although senior management is aware that they must keep this in mind.  Some items of interest to consider include an adviser or affiliate who manages a pension plan; administers employee benefit plans; provides brokerage, underwriting, insurance or banking services to a company whose management is soliciting proxies; or has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship.

Another example of a potential material conflict of interest may be an adviser that is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of compensation for the adviser.

Should a potential material conflict of interest be discovered, it will be documented in writing for the proxy files and disclosed to the client in writing (if possible) before a vote is cast.  Robert Mark or Brian Mark will disclose such conflicts along with a record of how St. James chooses to vote the proxy.  No vote will be cast without prior approval from the client.  This approval may be either verbal or in writing, and documentation of this will be maintained in the client’s file.  At all times, St. James will choose to vote in what it believes are the best interest of the client – and not the interest of anyone else involved.

St. James recognizes that all employees, advisory representatives and officers of its firm may have relationships that may place the firm in a conflict of interest situation that may be material to its business.

St. James will also assess its conflicts of interest in any given situation before providing advice to any client requesting guidance on a specific proxy.  This will be documented in the Client’s file, and notes on the discussion with the client (along with the proxy question) will be maintained as well.  In not instance will St. James or its advisers tell the client how to vote (unless St. James has authority to vote the proxy on the client’s behalf).  They will provide guidance only.

All conflicts of interest will be documented in writing and maintained in the Adviser’s files for a period of at least 5 years.  In addition, all proxy voting ballots for these situations will be maintained in St. James’ book and records along with a record of the vote(s) placed.  Documentation of the disclosure given to the client(s), a list of the clients who received it, how it was delivered, and the authorization of the client(s) will also be maintained in the books and records of St. James. A record of the votes taken (or passed) under these circumstances will be provided to any client of the firm who requests such information.  At all times, St. James must be able to demonstrate that the conflict of interest did not affect its vote on such matters.

In most matters where a material conflict of interest is involved, St. James will follow the corporation’s or mutual fund’s recommendations unless personal information is known to the Adviser that leads them to believe this is not in our client’s best interest.

Not Voting a Proxy

At times, Adviser may choose not to vote proxies based on its apparent or perceived conflict of interest.  These, too, will be disclosed to clients so the client may choose to vote on their own behalf.  In these circumstances, not voting may be in the best interest of our client(s).

St. James may also choose not to vote other proxies as well. Examples of this are when the administrative burden or expense to do the due diligence on a vote or to cast the vote (i.e., the vote must be cast in person) outweighs the benefits of the proxy request.  St. James will also maintain any memorandum prepared internally during the research of a particular issue.  St. James will maintain a list of all votes not cast.  This will also be provided to the client upon receipt of a request to provide the client with all votes cast on their behalf.

Different Votes May Be Cast

Adviser acknowledges that it must vote in the client’s best interests, but St. James may vote differently on the same issues for different clients.

Requests from Clients

Upon request from clients of St. James, a copy of the Adviser’s full policies and procedures (this document) on proxy voting will be provided.  The client may also request a record of all proxy votes cast (or not cast) on his/her behalf.  The policies and procedures or the voting record for the client may be delivered by email, US mail, or in person; and a record of the request, the date the request was received, the date the procedures (or voting information) were delivered and how they were delivered should be maintained.  A copy of the material provided and any accompanying document or cover letter should also be maintained.  Some proxies may be cast “blind” without particular knowledge of the client that owns the security.  A record of these votes will be provided to all clients.  It is important that all personal data be removed from proxy vote requests before a copy is provided to the client (i.e., CUSIP or account numbers, tax identification numbers, etc.) unless St. James is only providing voting records for that particular client and no other client’s information is included.

Maintenance of Books and Records

•	These policies and procedures will be maintained for a period of at least 5 years and will be updated should anything change.

•
A list of all clients that have given St. James proxy voting authority must be maintained along with a current list (statement) of their holdings.  The list of clients should be updated quarterly.  The list of holdings should be updated quarterly.

•	Should guidance be given on a particular proxy, records will be maintained as listed above. These will be maintained in the client file for the required length of time (minimum of five years).

•	A record of all votes cast on behalf of clients shall be maintained at least five years.

•	No documents will be prepared by the Adviser that are material in making a decision on the voting of client proxies.

Proxy Voting Reconciliation

Because SJIC manages client accounts held at a number of different custodians, it is not feasible for the Firm to reconcile client proxies each time a vote occurs.  Therefore, SJIC shall follow these procedures for reconciling proxies:

•
On a case-by-case basis, the CCO shall make the determination of whether he deems a proxy to be material.  Proxies related to securities for which SJIC files on Schedule D or Schedule G should always be considered material.

•	If the proxy is deemed to be material, the CCO shall then take steps to reconcile the number of proxies to the number of shares held in client accounts.

•
The CCO will maintain documentation of each reconciliation.  In the event that a reconciliation identifies proxy voting exceptions, the CCO will document the reason(s) for the exceptions and further actions taken, if any.

•	The CCO may conduct additional reconciliations as needed. At least one proxy will be reconciled for each investment model each year, regardless of whether a material proxy has been identified.

Any questions on these policies or procedures should be directed to Robert Mark or Brian Mark of St. James Investment Company.  Robert Mark is responsible for these procedures (updating, maintaining or changing).

TWIN CAPITAL MANAGEMENT, INC.

Proxy voting policy and procedures

Twin Capital Management, Inc., as a matter of policy and as a fiduciary to our clients, generally has the responsibility for voting proxies for portfolio securities. When voting, we endeavor to do so consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm's proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

21.2 Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

21.3 Responsibility

The Proxy Officer has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping.

21.4 Procedure

Twin Capital Management, Inc. has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm's policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

All employees will forward any proxy materials received on behalf of clients to The Proxy Officer;

The Proxy Officer will determine which client accounts hold the security to which the proxy relates;

The Proxy Officer will carefully examine the issues in each proxy received, and will use his best efforts to vote each proxy in the best interests of its client(s), unless it would be in the best interest of its client(s) to abstain from voting. As a general matter, we do not believe it is inconsistent with our responsibilities to support management in votes on routine issues.

Issues such as reorganization and mergers will be treated on a case by case basis. Actions that tend to reduce the accountability of, or unreasonably enrich, management and/or outside directors will be viewed unfavorably.

Likewise, dilution or diminution of shareholders’ value, interests, or voting power will be considered to be contrary to the interests of the beneficial owners.

Social or moral issues on proxy statements will be reviewed on a case by case basis. Unless given guidance by the client, we will vote on these issues in a manner that does not increase the risk of loss, reduce expected return, or in some way adversely affect the client’s investment. Accompanying this responsibility is the potential for a material conflict of interest between Twin and its clients. It is possible that the business interests of Twin could expose it to pressure to vote in a manner that may not be in the best interest of its clients. For example, Twin could manage assets for a company whose management is soliciting proxies. Failure to vote proxies in favor of the management of such company could harm Twin’s relationship with the company, particularly if there was a contested matter before shareholders. Furthermore, Twin’s executives or their family members could have personal and/or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or could have a personal interest in the outcome of a particular matter before shareholders. If the Proxy Officer, in his best judgment, determines that a material conflict of interest exists, then Twin will make every attempt to disclose this fact to the client(s) affected and obtain their consent before voting their proxies. If this is not reasonably possible, then the Proxy Officer, in consultation with other Twin senior management, will make a determination of how to vote in the best interests of the client(s) involved.

The Proxy Officer shall retain the following proxy records in accordance with the SEC's five-year retention requirement, including:

a.) These policies and procedures and any amendments;

b.) Each proxy statement that Twin Capital Management, Inc. receives;

c.) A record of each vote that Twin Capital Management, Inc. casts;

d.) Any document Twin Capital Management, Inc. created that was material to making a decision how to vote proxies, or that memorializes that decision;

e.) A copy of each written request from a client for information on how Twin Capital Management, Inc. voted such client's proxies, and a copy of any written response.

Client Requests for Information

All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Officer.

In response to any request the Proxy Officer will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Twin Capital Management, Inc. voted the client's proxy with respect to each proposal about which client inquired.

Clients of Twin may obtain information regarding how their proxies were voted by calling, writing, or e-mailing our corporate office located in McMurray,

Pennsylvania.

Disclosure

Twin Capital Management, Inc. will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Twin Capital Management, Inc. voted a client's proxies, and that clients may request a copy of these policies and procedures.

YACKTMAN ASSET MANAGEMENT CO.

A. Generally

The fiduciary duties of Yacktman Asset Management Co. (YAMCO) require it, when authorized to vote proxies for its clients, including The Yacktman Funds, to make voting decisions consistent with the "economic best interests" of its clients and to review each proxy on a case by case basis with final decisions based on the merits. These guidelines are in accordance with the standards outlined above.

B. Procedures

1.	YAMCO has both the responsibility and authority to vote proxies with respect to the securities in all accounts under its management, but only where expressly given.

2.	For accounts where voting authority expressly is given, it is the responsibility of the client to have all proxy material sent to YAMCO.

3.	YAMCO officers will review any unusual or controversial issues with the final decision on such issues being made by YAMCO's chief executive officer.

4.	YAMCO will maintain and monitor a record of all votes on proxy matters.

C. Guidelines for Voting on Specific Issues

2.	Routine Matters - YAMCO will tend to vote with management on most routine matters, although it reserves the right to vote otherwise. A partial list includes:

a.	Board of Directors;

1.	Election of Directors;

2.	Independence of Directors;

3.	Separate offices of Chairperson and Chief Executive Offices;

4.	Limiting personal liability; and

5.	Board's composition and size.

b.	Scheduling of annual meetings;

c.	Appointment of auditors;

d.	Increase in authorized common stock;

e.	Reincorporation;

f.	Employee stock purchase plans;

g.	Charitable, political, or educational contributions; and

h.	Business operations in foreign countries.

2.
Social, Environmental, or Political Proposals - The economic interest of the client is the foremost consideration in the evaluation of these proposals. YAMCO will tend to vote with management on most of the following issues:

a.	High-Performance workplace practices;

b.	Restrictive energy or environmental proposals;

c.	Restrictions on military contracting;

d.	Limitations of the marketing of controversial products; and

e.	Limiting or restriction of business in countries as a protest against political and moral practices in those countries.

3.
Shareholder Sovereignty - YAMCO will tend to vote against any proposal that limits shareholder influence on management or adversely affects the potential value received shareholders. Issues in this category would include:

a.	Confidential proxy voting practices;

b.	Elimination of cumulative voting;

c.	Greenmail;

d.	“Poison Pills” or “Golden Parachutes”;

e.
Executive compensation plans that exceed the requirement necessary to attract and retain qualified and skilled managers, that are excessively generous, that lack clear and challenging performance goals or that adversely affect employee productivity and morale; and

f.	The issuance of securities contingent on a corporate reorganization which offer special voting rights, are dilutive, or in general are not designed to enhance shareholder value.

g.	Stock option plans.

D. Voting with respect to Securities on Loan

If voting rights with respect to loaned securities owned by clients have passed to the borrower, YAMCO will not call the loan or otherwise secure a valid proxy to vote the loaned securities unless the proposal to be voted upon would have a material effect on the “economic best interests” of the client. For a proposal to have a material effect on the “economic best interests” of the client, (i) the passage or failure to pass the proposal must be likely to have an effect on the market price of the issuer’s stock; (ii) the client must own a sufficient percentage of the issuer’s stock so that the client's affirmative or negative vote would be likely to effect the outcome of the proposal; and, with respect to The Yacktman Funds, (iii) the issuer’s stock must represent a sufficient portion of a Fund's net assets such that the likely change in the market price of the issuer’s stock would affect the net asset value of the Fund.